INTERCREDITOR AGREEMENT

                  This INTERCREDITOR AGREEMENT is made and executed as of December 31, 1998 by and among the SECURED AGREEMENT OBLIGEES (as hereinafter defined), the DK LENDERS (as hereinafter defined), the ANGLO AMERICAN LENDERS (as hereinafter defined), and M.H. DAVIDSON & CO., LLC, a New York limited liability company, as Collateral Agent on behalf of the Secured Agreement Obligees, the DK Lenders and the Anglo American Lenders (in such capacity, the "COLLATERAL AGENT").

                  The foregoing capitalized terms and the capitalized terms in the following Recitals are defined in SECTION 1 hereof.

                                    RECITALS

                  A. The DK Lenders and the Collateral Agent are parties to the DK Loan Documents, and, pursuant thereto, the DK Loan Obligations are secured by the following property and interests in property of the Company and the Subsidiaries, except the Excluded Property, whether now owned or existing or hereafter acquired or arising, or in which the Company and such Subsidiaries now or hereafter have any rights, and wheresoever located, and all proceeds thereof:

                 i.        the Subsidiary Stock;

                ii.        the Homesite Contracts Receivable;

               iii.        the Commercial Receivables;

                iv.        the Real Property; and

                 v.        the Personal Property.

At such times as any Excluded Property is freed of contractual or legal restrictions against becoming subject to a Lien to secure the DK Loan Obligations or upon the distribution of any Trust Property to the Company or a Subsidiary, such property shall, automatically, become subject to the Liens securing the DK Loan Obligations.

                  B. The Secured Agreement Obligees and the Collateral Agent are parties to the Secured Agreement Documents, and, pursuant thereto, the Secured Agreement Obligations are secured by the following property and interests in property of the Company and the Subsidiaries, except the Excluded Property, whether now owned or existing or hereafter acquired or arising, or in which the Company and such

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                                                                               2

Subsidiaries now or hereafter have any rights, and wheresoever located, and all proceeds thereof:

                 i.        the Subsidiary Stock;

                ii.        the Homesite Contracts Receivable;

               iii.        the Commercial Receivables;

                iv.        the Real Property; and

                 v.        the Personal Property.

At such times as any Excluded Property is freed of contractual or legal restrictions against becoming subject to a Lien to secure the Secured Agreement Obligations or upon the distribution of any Trust Property to the Company or a Subsidiary, such property shall, automatically, become subject to the Liens securing the Secured Agreement Obligations.

                  C. The Anglo American Lenders and the Collateral Agent are parties to the Anglo American Loan Documents, and, pursuant thereto, the Anglo American Loan Obligations are secured by the following property and interests in property of the Company and the Subsidiaries, except the Excluded Property, whether now owned or existing or hereafter acquired or arising, or in which the Company and such Subsidiaries now or hereafter have any rights, and wheresoever located, and all proceeds thereof:

                 i.        the Subsidiary Stock;

                ii.        the Homesite Contracts Receivable;

               iii.        the Commercial Receivables;

                iv.        the Real Property; and

                 v.        the Personal Property.

At such times as any Excluded Property is freed of contractual or legal restrictions against becoming subject to a Lien to secure the Anglo American Loan Obligations or upon the distribution of any Trust Property to the Company or a Subsidiary, such property shall, automatically, become subject to the Liens securing the Anglo American Loan Obligations.

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                                                                               3


                  D. From and after the issuance of the Preferred Stock, as defined in the Investment Agreement, the collateral securing the obligations of the Company and Subsidiaries in respect of the Secured Agreement Documents shall secure certain of the obligations of the Company and the Subsidiaries to the holder of the Preferred Stock under the Investment Instruments, including any obligations to redeem or repurchase such Preferred Stock.

                  E. The DK Loan Obligations, the Anglo American Loan Obligations, and the Secured Agreement Obligations are guaranteed by the Subsidiaries pursuant to the Guarantees (PROVIDED that such Subsidiaries may in fact be co-makers or co-obligors with respect to certain of the Obligations, which distinction is not intended to affect the priorities, subordinations, or turnover provisions contained herein).

                  F. The relative priorities of the Liens securing the DK Loan Obligations, the Anglo American Loan Obligations, and the Secured Agreement Obligations, as among the parties hereto, are intended to be established pursuant to this Agreement.

                  G. Except as otherwise expressly stated below in this paragraph, this Agreement amends and restates in its entirety that certain Intercreditor Agreement dated as of June 23, 1998, among the Company, Foothill Capital Corporation and The Bank of New York (as the predecessor SP Sub Collateral Agent) (the "Old Intercreditor Agreement"), except that the provisions of the Old Intercreditor Agreement with respect to the transition of the role of the SP Sub Collateral Agent from The Bank of New York to M.H. Davidson & Co., LLC (including SECTION 3.11 of the Old Intercreditor Agreement) shall remain in full force and effect and shall not be superseded hereby, and except that any provisions of the Old Intercreditor Agreement that by their terms survive termination thereof (such as any indemnities in favor of the Collateral Agent provided for in SECTION 3.6 of the Old Intercreditor Agreement) shall remain in full force and effect and shall not be superseded hereby.

                                    AGREEMENT

                  In consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.  DEFINITIONS

                           (a)      DEFINED TERMS. As used in this Agreement,
the following terms shall have the following meanings:

                  "AGENCY FUNDS" has the meaning set forth in SECTION 3.1 hereof.

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                                                                               4

                  "AGREEMENT" means this Intercreditor Agreement, as amended, supplemented or otherwise modified from time to time.

                  "ANGLO AMERICAN EVENT OF DEFAULT" means a defined "Event of Default" under the Anglo American Loan Documents.

                  "ANGLO AMERICAN FINANCIAL" means Anglo-American Financial, a New York limited partnership.

                  "ANGLO AMERICAN LENDER GROUP" means the Anglo American Lenders, and the Anglo American Representative and the Collateral Agent when and to the extent acting on behalf thereof.

                  "ANGLO AMERICAN LENDERS" means the lenders party to the Anglo American Loan Documents and their respective successors and assigns.

                  "ANGLO AMERICAN LOAN DOCUMENTS" means, collectively, (i) the Term Loan Agreement, and (ii) the "Loan Documents" as defined in the Term Loan Agreement, each of the foregoing as from time to time amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

                  "ANGLO AMERICAN LOAN OBLIGATIONS" means (i) the Term Loans outstanding under the Anglo American Loan Documents; (ii) all interest (including default interest and all interest accruing after the commencement of an Insolvency or Receivership Proceeding), fees, prepayment premiums and late payment fees now or hereafter payable with respect thereto; (iii) all existing and future guaranty obligations relating to the foregoing; and (iv) all other fees (including, without limitation, attorneys' and paralegals' fees and expenses) and other amounts now or hereafter payable to the Anglo American Lenders, or any of them, or their agents under or in respect of the Anglo American Loan Documents.

                  "ANGLO AMERICAN REPRESENTATIVE" means Anglo American Financial, whom each of the Anglo American Lenders hereby appoints as its official representative for purposes of (a) the receipt for and on behalf of the Anglo American Lenders hereunder of any notice hereunder from the Secured Agreement Obligee Representative or the DK Representative, and (b) the giving to the Secured Agreement Obligee Representative or the DK Representative of any notice by and on behalf of the Anglo American Lenders. Unless the Secured Agreement Obligee Representative and the DK Representative shall have been notified otherwise in accordance with SECTION 4.1, the Secured Agreement Obligee Representative and the DK Representative may presume that Anglo American Financial at all times continues to be the Anglo American Representative.

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                                                                               5

                  "BANK ACCOUNTS" means any and all deposit accounts, money market accounts and any other deposits and investments of the Company or any Subsidiary held in any bank or other financial institution, any brokerage firm or any other Person and all money, instruments, securities, documents and other investments held pursuant thereto, whether now existing or owned or hereafter created or acquired (exclusive of all but the residual, remainder or beneficial interests of the Company and its Subsidiaries in the Reserve Accounts, the Claims Disbursement Account and all other escrow, restricted, custodial and fiduciary accounts the pledge of which by the Company is excused by the terms of the DK Loan Documents, the Anglo American Loan Documents, and the Secured Agreement Documents).

                  "BLOCKAGE PERIOD" means a Dividend Blockage Period, a Non-Payment Blockage Period, a Payment Blockage Period, or any of them. If a Dividend Blockage Period or a Payment Blockage Period commences during a Non-Payment Blockage Period, or VICE-VERSA , then the combined period is a "Blockage Period."

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which either is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in the State of New York are authorized or required by law or other governmental action to close.

                  "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "CASH COLLATERAL ACCOUNT COLLATERAL" means the collateral held in any Cash Collateral Account.

                  "CASH COLLATERAL ACCOUNTS" means any and all accounts that the Collateral Agent may from time to time require to be established and maintained with financial institutions reasonably satisfactory to it and pledged to the Collateral Agent (for the benefit of the Secured Parties) pursuant to cash collateral account agreements in form and substance reasonably satisfactory to it.

                  "CASH EQUIVALENTS" means (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than 90 days from the date of acquisition, (ii) time deposits and certificates of deposit having maturities of not more than 90 days from the date of acquisition issued by any domestic commercial bank, or non-domestic commercial bank provided that such non-domestic commercial bank shall have offices in the United States, having capital and surplus in excess of $500,000,000.00, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) entered into with any bank meeting the qualifications specified in clause (ii) above, and (iv) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc. or which is issued by any domestic commercial bank having capital and surplus in excess of $500,000,000.00 (or any holding company thereof) and, in any such case, maturing within 90 days after the date of acquisition.

                  "CLAIMS DISBURSEMENT ACCOUNT" means the segregated account established for purposes of holding funds borrowed to pay Administrative Claims, Priority Claims and Convenience Class Claims pursuant to Sections 3.2.4 and
8.1.1 of the Reorganization Plan.

                  "COLLATERAL" means collectively, the property and interests in property securing the DK Loan Obligations, the Anglo American Loan Obligations, and the Secured Agreement Obligations pursuant to the Secured Debt Documents.

                  "COLLATERAL AGENT" means M.H. Davidson & Co., LLC, or its successors or assigns, as collateral agent for the DK Lenders, pursuant to the DK Loan Documents, M.H. Davidson & Co., LLC, or its successors or assigns, as collateral agent for the Anglo American Lenders, pursuant to the Anglo American Loan Documents, and M.H. Davidson & Co., LLC, or its successors or assigns, as collateral agent for the Secured Agreement Obligees, pursuant to the Secured Agreement.

                  "COLLATERAL AND SUBSIDIARY CLAIMS" has the meaning set forth in Section 2.17 hereof.

                  "COMBINED PLAN" means a plan of reorganization or the equivalent in a Combined Proceeding that provides for treatment of claims against (a) one or more AG Entities, and (b) one or more SP Sub Entities.

                  "COMBINED PROCEEDING" means, collectively, Insolvency or Receivership Proceedings involving, collectively, (a) one or more AG Entities, and (b) one or more SP Sub Entities, which proceedings are combined or consolidated for the purposes of proposing, confirming, or carrying out a plan of reorganization or the equivalent, or otherwise administer or distribute, pursuant to one plan or the equivalent, Collateral securing the DK Loan Obligations, the Anglo American Loan Obligations and the Secured Agreement Obligations, whether or not such proceedings are formally "substantively consolidated" for all purposes.

                  "COMMERCIAL REAL ESTATE" means all Real Property of the Company and its Subsidiaries (including condominium and cooperative units) other than Real Property reserved for sale as single residential homes or lots.

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                                                                               7

                  "COMMERCIAL RECEIVABLES" means all promissory notes and mortgages and deeds of trust payable to, or held by, the Company or any Subsidiary, and all other documents, instruments and agreements executed in connection therewith, whether currently existing or hereafter created or acquired, arising from the sale of single-family homesites or arising from the sale of other Real Property and all cash and non-cash proceeds thereof.

                  "COMPANY" means Atlantic Gulf Communities Corporation, a Delaware corporation.

                  "CONDEMNATION AWARDS" means any and all proceeds (including, without limitation, proceeds in the form of promissory notes or other agreements for the payment of proceeds) from (i) the taking by eminent domain, condemnation or otherwise, or acquisition pursuant to contract, of any property of Company or any Subsidiary by the United States of America, the State of Florida or any political subdivision thereof, or any agency, department, bureau, board, commission or instrumentality of any of them, including without limitation any awards and/or other compensation awarded to or for the benefit of, or received by or on behalf of, Company or any of its Subsidiaries, whether as a result of litigation, arbitration, settlement or otherwise, or (ii) any sale by the Company or any of its Subsidiaries of a water and utility system to a Person, whether now owned or hereafter created or acquired.

                  "DESIGNATED JUNIOR INDEBTEDNESS" means: (a) prior to the time, if any, that all DK Loan Obligations have been paid in full, the Secured Agreement Obligations owing by the Obligors and the Anglo American Loan Obligations owing by the Obligors, and each of them; and (b) at and after the time, if any, that all DK Loan Obligations have been paid in full, the Secured Agreement Obligations owing by the Obligors.

                  "DESIGNATED SENIOR INDEBTEDNESS" means: (a) prior to the time, if any, that all DK Loan Obligations have been paid in full, the DK Loan Obligations owing by the Obligors; and (b) at and after the time, if any, that all DK Loan Obligations have been paid in full, the Anglo American Loan Obligations owing by the Obligors.

                  "DETERMINATION EVENT" means the occurrence of any of the following:

                         (i)        acceleration of any of the Obligations; or

                        (ii)        enforcement of a Lien by the Collateral
                  Agent; or

                       (iii) the commencement of an Insolvency or Receivership Proceeding.

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                                                                               8

                  "DIVIDEND" has the meaning set forth in Section 4.14(a) hereof.

                  "DIVIDEND BLOCKAGE NOTICE" means a written notice from the Representative of the Senior Creditor Group, stating in substance that an Event of Default has occurred and is continuing under the Secured Debt Documents with respect to the Designated Senior Indebtedness, and that the Senior Creditor Group is exercising its right to block the payment of dividends that would otherwise be permissible pursuant to this Agreement, including, without limitation, the redemption and/or repurchase of the Preferred Stock and all interest, prepayment premiums and late fees now or hereafter payable with respect thereto. The foregoing notwithstanding, the giving of a Dividend Blockage Notice shall be deemed to be the giving of a Non-Payment Default Subordination Notice to the Anglo American Representative and the Default Secured Agreement Obligee Representative for all purposes of this Agreement, and the giving by the Representative of the Senior Creditor Group of a Payment Default Subordination Notice or a Non-Payment Default Subordination Notice to the Anglo American Representative and the Secured Agreement Obligee Representative shall be deemed to be the giving of a Dividend Blockage Notice for all purposes of this Agreement.

                  "DIVIDEND BLOCKAGE PERIOD" means any period commencing on any date as of which a Dividend Blockage Notice is deemed to have been duly given, in accordance with the notice provisions of SECTION 4.1 of this Agreement, to the Secured Agreement Obligee Representative, and continuing until the earliest of (a) the date that no Events of Default exist under the Secured Debt Documents with respect to the Designated Senior Indebtedness, (b) the date that such Dividend Blockage Notice is withdrawn or rescinded in writing by the Representative of the Senior Creditor Group, and (c) the date that the Designated Senior Indebtedness is paid in full.

                  "DK EVENT OF DEFAULT" means a defined "Event of Default" under the DK Loan Documents.

                  "DK LENDER GROUP" means the DK Lenders, and the DK Representative and the Collateral Agent when and to the extent acting on behalf thereof.

                  "DK LENDERS" means the lenders party to the DK Loan Documents and their respective successors and assigns.

                  "DK LOAN DOCUMENTS" means, collectively, (i) the Revolving Loan Agreement, and (ii) the "Loan Documents" as defined in the Revolving Loan Agreement, each of the foregoing as from time to time amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

                  "DK LOAN LETTER OF CREDIT OBLIGATIONS" means at any time, the sum of (i) the maximum amount which is, or at any time hereafter may become, available to be

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                                                                               9

drawn under letters of credit (or guarantees in respect of letters of credit) issued and outstanding under or in connection with the Revolving Loan Agreement, PLUS (ii) the aggregate amount of all drawings under any such letters of credit (or guarantees in respect of letters of credit) honored by the issuing banks thereof but not reimbursed, PLUS (iii) the aggregate amount of any cash collateral deposited by the DK Lenders in substitution for any such letters of credit or guarantees in respect thereof.

                  "DK LOAN OBLIGATIONS" means (i) the Revolving Loans outstanding under the DK Loan Documents, including, without limitation, any DK Loan Letter of Credit Obligations; (ii) all interest (including default interest and all interest accruing after the commencement of an Insolvency or Receivership Proceeding, whether or not allowed as a claim in an Insolvency or Receivership Proceeding), letter of credit fees, prepayment premiums and late payment fees now or hereafter payable with respect thereto; (iii) all existing and future guaranty obligations relating to the foregoing; and (iv) all other fees (including, without limitation, attorneys' and paralegals' fees and expenses) and other amounts now or hereafter payable to the DK Lenders, or any of them, or their agents under or in respect of the DK Loan Documents.

                  "DK REPRESENTATIVE" means M.H. Davidson & Co., LLC, whom each of the DK Lenders hereby appoints as its official representative for purposes of
(a) the receipt for and on behalf of the DK Lenders hereunder of any notice hereunder from the Secured Agreement Obligee Representative or the Anglo American Representative, and (b) the giving to the Secured Agreement Obligee Representative or the Anglo American Representative of any notice by and on behalf of the DK Lenders. Unless the Secured Agreement Obligee Representative and the Anglo American Representative shall have been notified otherwise in accordance with SECTION 4.1, the Secured Agreement Obligee Representative and the Anglo American Representative may presume that M.H. Davidson & Co., LLC, or its successors or assigns, at all times continues to be the DK Representative.

                  "ENFORCEMENT ACTION" means, with respect to any Secured Party and any Collateral, but subject nonetheless to the provisions of the immediately succeeding sentence, such Secured Party's: repossessing, selling, leasing or otherwise disposing of all or any part of such Collateral, or exercising notification or collection rights with respect to all or any portion thereof, or attempting or agreeing to do so; commencing the enforcement with respect to such Collateral of any of the default remedies under any of such Secured Party's Secured Debt Documents, the UCC or other applicable laws; appropriating, setting off, or applying any part or all of such Collateral in the possession of, or coming into the possession of, such Secured Party or its agent or bailee, to such Secured Party's Obligations; or commencing or prosecuting any judicial action to garnish, attach, levy upon, or obtain a statutory or judicial lien upon all or any portion thereof. In addition, "Enforcement Action" includes: (i) the making of any demand for payment by the Secured Agreement Obligee Group on the Company or any

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                                                                              10

of its Subsidiaries or the giving of notice to them of the acceleration of any Obligation, in each case except after 15 days prior written notice of such proposed demand for payment or notice of acceleration shall have been given by the Secured Agreement Obligee to the DK Representative and the Anglo American Representative, (ii) the commencement by or on behalf of the Secured Agreement Obligee Group of any legal proceeding against the Company or any of its Subsidiaries to collect any Obligation, (iii) the institution of, or joinder in the institution of, any Insolvency or Receivership Proceeding by the Secured Agreement Obligee Group against the Company or any of its Subsidiaries, (iv) the making of any demand for payment by the Anglo American Lender Group on the Company or any of its Subsidiaries or the giving of notice to them of the acceleration of any Obligation, in each case except after 15 days prior written notice of such proposed demand for payment or notice of acceleration shall have been given by the Anglo American Representative to the DK Representative (other than in the case of an acceleration which shall occur automatically pursuant to the Anglo American Loan Documents, as to which only contemporaneous notice to the DK Representative shall be required), (v) the commencement by or on behalf of the Anglo American Lender Group of any legal proceeding against the Company or any of its Subsidiaries to collect any Obligation, and (vi) the institution of, or joinder in the institution of, any Insolvency or Receivership Proceeding by the Anglo American Lender Group against the Company or any of its Subsidiaries (but shall not preclude the filing of a proof of claim in any such proceeding). Anything to the contrary in this definition notwithstanding, "Enforcement Action" shall not include the giving to the Company or any Subsidiary of the Company of any notice, including, without limitation, a Repurchase Notice, or the making on the Company or any Subsidiary of the Company of any demand, including, without limitation, a demand for payment, in each instance if and to the extent necessary to cause the repurchase obligations of such Person in respect of the Preferred Stock or other payment obligation of such Person to the Secured Agreement Obligee Group to mature and become enforceable (PROVIDED that the Representative of the Senior Creditor Group shall have received 15 days' prior written notice of the giving of such Repurchase Notice or of such proposed demand for payment, and PROVIDED that the giving of any such notice, or the making of any such demand, shall not supersede any subordination of Liens or claims provided for in this Agreement, and, PROVIDED, FURTHER, that any obligation provided for in this Agreement to disgorge or turn over any payment or transfer received in violation of any provision of this Agreement subordinating any Lien or claim shall continue to be applicable notwithstanding the giving of any such notice or the making of any such demand).

                  "EVENT OF DEFAULT" means a Secured Agreement Event of Default, an Anglo American Event of Default, or a DK Event of Default, as the context requires.

                  "EXCLUDED PROPERTY" means (i) the Capital Stock of General Development Acceptance Corporation and GDV Financial Corporation, (ii) 34% of the Capital Stock of AG Asia, (iii) all money or property now or hereafter deposited into a

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                                                                              11

Reserve Account pursuant to the Reorganization Plan (exclusive of the residual, remainder or beneficial interests of the Company and its Subsidiaries therein),
(iv) any portions of payments made on Homesite Contracts Receivable which are, as a matter of law or pursuant to such Homesite Contracts Receivable, required to be placed in a restricted account for the payment of utility charges or paid toward real estate taxes on the lots subject to the respective Homesite Contracts Receivable giving rise to such payments, and (v) the Trust Property.

                  "EXCLUDED SUBSIDIARIES" means the Subsidiaries of the Company listed in Schedule 1 attached hereto.

                  "EXTRAORDINARY REIMBURSEMENT PAYMENT" means any payment by any Obligor to any Anglo American Lender or the Anglo American Representative on account of any fee, reimbursement of costs or expenses, or reimbursement of amounts payable pursuant to any indemnity, to the extent, in each case, that it is extraordinary in amount or made other than in the ordinary course of business of such Obligor; PROVIDED that a scheduled payment of interest or fees with respect to the Anglo American Loan Obligations shall not be construed to be an Extraordinary Reimbursement Payment.

                  "GUARANTEES" means the collective reference to the Guarantees made by the Subsidiaries of the Company for purposes of guaranteeing the payment and performance of the DK Loan Obligations, the Anglo American Loan Obligations, and the Secured Agreement Obligations, respectively, pursuant to the DK Loan Documents, the Anglo American Loan Documents, and the Secured Agreement Documents, respectively, as in effect on the date hereof and as hereafter created, as amended, supplemented or otherwise modified from time to time. If and to the extent any Subsidiary of the Company is in fact a co-maker or co-obligor of the Company with respect to any Obligation of the Company, as opposed to being a guarantor with respect thereto, for all purposes of this Agreement such Subsidiary of the Company that is a co-maker or co-obligor shall be treated as if it is a guarantor of the Obligations in question, including, without limitation, for the purposes of applying any priority, subordination, or turnover provisions hereof that are applicable with respect to Guarantees, obligations or payments thereunder, or rights against or obligations of Subsidiaries of the Company that have guarantied Obligations of the Company, and, in such context, all references herein to Guarantees shall refer to any Secured Debt Documents evidencing any Obligation of any such co-maker or co-obligor.

                  "HOMESITE CONTRACTS RECEIVABLE" means all contracts for deed, promissory notes, mortgages, deeds of trust and other agreements, currently existing or hereafter created or acquired, pursuant to which the Company or any Subsidiary has the right to receive payment in any form whatsoever for the sale of single-family homesites (excluding Commercial Receivables), including any and all accounts, contract rights, chattel paper, general intangibles and unpaid seller's rights, relating to the foregoing or arising therefrom, reserves and credit balances arising thereunder and cash and non-cash proceeds of any and all of the foregoing.

                  "HOMESITE PROGRAM" has the meaning set forth in Article I of the Reorganization Plan.

                  "INSOLVENCY OR RECEIVERSHIP PROCEEDING" means any case, proceeding or other action, voluntary or involuntary, (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or similar relief of debtors, commenced for purposes of having an order of relief entered with respect to the Company or any Subsidiary, seeking to adjudicate the Company or any Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to the Company or any Subsidiary or its debts, including, without limitation, any case or proceeding filed by or against the Company or any Subsidiary pursuant to Title 11 of the United States Code (the "United States Bankruptcy Code"), or
(ii) seeking appointment of a receiver, trustee, custodian or other similar official for the Company or any Subsidiary or for all or any substantial part of its assets, or any proceeding or event in which the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors.

                  "INVESTMENT AGREEMENT" means that certain Investment Agreement dated as of February 7, 1997, amended as of March 20, 1997, and amended and restated as of May 15, 1997, by and between the Company and the Secured Agreement Obligees, providing among other things for the execution and delivery of the Secured Agreement and the issuance of the Preferred Stock, as amended concurrently herewith.

                  "INVESTMENT INSTRUMENTS" means the Investment Agreement, the Preferred Stock, the certificate of designation of preferences and rights relating to the Preferred Stock, and all other documents, instruments, and agreements executed in connection therewith, each as from time to time amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

                  "INVESTMENTS" means any and all promissory notes, Capital Stock (other than Subsidiary Stock), bonds, debentures and securities, held by the Company or any Subsidiary, whether now owned or hereafter acquired.

                  "JOINT VENTURE" shall have the meaning ascribed to such term in the Revolving Loan Agreement.

                  "JUNIOR CREDITOR GROUP" means: (a) prior to the time, if any, that all DK Loan Obligations have been paid in full, the Secured Agreement Obligee Group and the Anglo American Lender Group, and each of them; and (b) at and after the time, if any, that all DK Loan Obligations have been paid in full, the Secured Agreement Obligee Group.

                  "LIEN" means any mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

                  "LIEN RELEASE EVENT" has the meaning set forth in Section 2.17(a) hereof.

                  "NON-PAYMENT BLOCKAGE PERIOD" means, with respect to any NonPayment Default Subordination Event, the period from and including the date of receipt by the Representative(s) of the Junior Creditor Group of a Non-Payment Default Subordination Notice relating thereto until the first to occur of (a) the 180th day after receipt of such Non-Payment Default Subordination Notice; PROVIDED, HOWEVER, that if, on or before such date, the Senior Creditor Group has (i) accelerated the Designated Senior Indebtedness, and (ii) has commenced and diligently and in good faith is pursuing a judicial proceeding to collect the Designated Senior Indebtedness or has given notice of a non-judicial sale of collateral securing the Designated Senior Indebtedness and diligently is pursuing such non-judicial remedies to effect the foreclosure and sale of such collateral, then such period shall continue unless and until the Senior Creditor Group either rescinds such acceleration in writing, or abandons, terminates, or fails diligently to pursue such judicial proceeding, or abandons, terminates, or fails diligently to pursue such non-judicial remedies to realize upon its collateral other than by reason of the commencement of an Insolvency or Receivership Proceeding in which the Senior Creditor Group is diligently and in good faith pursuing its available remedies, (b) the date on which all of the Designated Senior Indebtedness shall have been paid in full,
(c) the date on which such Non-Payment Default Subordination Event shall have been waived or cured (if susceptible of cure), in each case in accordance with the relevant Secured Debt Documents, or (d) the date on which the Secured Creditors to whose benefit such Non-Payment Blockage Period runs shall expressly waive the benefit thereof in writing.

                  "NON-PAYMENT DEFAULT SUBORDINATION EVENT" shall have the meaning specified in SECTION 2.16(b).

                  "NON-PAYMENT DEFAULT SUBORDINATION NOTICE" shall mean a written notice from or on behalf of the Representative of the Senior Creditor Group of the existence of a Non-Payment Default Subordination Event and specifically designating such notice as a "Non-Payment Default Subordination Notice." The foregoing notwithstanding, the giving of a Dividend Blockage Notice shall be deemed to be the giving of a Non-Payment Default Subordination Notice to the Anglo American Representative and the Secured Agreement Obligee Representative for all purposes of this Agreement, and the giving by the Representative of the Senior Creditor Group of a Payment Default Subordination Notice or a Non-Payment Default Subordination Notice to the Anglo American Representative and the Secured Agreement Obligee Representative shall be deemed to be the giving of a Dividend Blockage Notice for all purposes of this Agreement.

                  "NON-PAYMENT STANDSTILL PERIOD" means, with respect to any NonPayment Default Subordination Event, the period from and including the date of receipt by the Representative(s) of the Junior Creditor Group of a Non-Payment Default Subordination Notice relating thereto until the first to occur of (a) the 180th day after receipt of such Non-Payment Default Subordination Notice; PROVIDED, HOWEVER, that if, on or before such date, the Senior Creditor Group has (i) accelerated the Designated Senior Indebtedness, and (ii) has commenced and is diligently and in good faith pursuing a judicial proceeding to collect the Designated Senior Indebtedness or has given notice of a non-judicial sale of collateral securing the Designated Senior Indebtedness and is diligently pursuing such non-judicial remedies to effect the foreclosure and sale of such collateral, then such period shall continue unless and until the Senior Creditor Group either rescinds such acceleration in writing, or abandons, terminates, or fails to diligently pursue such judicial proceeding, or abandons, terminates, or fails to diligently pursue such non-judicial proceedings to realize upon its collateral other than by reason of the commencement of an Insolvency or Receivership Proceeding in which the Senior Creditor Group is diligently pursuing its available remedies, (b) the date on which all of the Designated Senior Indebtedness shall have been paid in full,
(c) the date on which such Non-Payment Default Subordination Event shall have been waived or cured (if susceptible of cure), in each case in accordance with the relevant Secured Debt Documents, or (d) the date on which the Secured Creditors to whose benefit such Non-Payment Standstill Period runs shall expressly waive the benefit thereof in writing.

                  "NOTES" means collectively, (i) that certain $850,000 promissory note dated as of December 31, 1998, made by the Company to the order of the Secured Agreement Obligees, and (ii) that certain $1,000,000 promissory note dated as of December 31, 1998, made by the Company to the order of the Secured Agreement Obligees.

                  "OBLIGATIONS" means, collectively, the DK Loan Obligations, the Anglo American Loan Obligations and the Secured Agreement Obligations.

                  "OBLIGORS" means the Company and each and every one of its Subsidiaries, and each of them, together with their respective successors and assigns.

                  "OLD INTERCREDITOR AGREEMENT" has the meaning specified in RECITAL G hereof.

                  "PAID IN FULL" has the meaning specified in SECTION 2.16.

                  "PAYMENT BLOCKAGE PERIOD" means, with respect to any Payment Default Subordination Event, the period from and including the date of receipt by the Representative(s) of the Junior Creditor Group of a Payment Default Subordination Notice relating thereto until the first to occur of (a) the 180th day after receipt of such Payment Default Subordination Notice; PROVIDED, HOWEVER, that if, on or before such date, the Senior Creditor Group has (i) accelerated the Designated Senior Indebtedness, and (ii) has commenced and diligently and in good faith is pursuing a judicial proceeding to collect the Designated Senior Indebtedness or has given notice of a non-judicial sale of collateral securing the Designated Senior Indebtedness and diligently is pursuing such non-judicial remedies to effect the foreclosure and sale of such collateral, then such period shall continue unless and until the Senior Creditor Group either rescinds such acceleration in writing, or abandons, terminates, or fails diligently to pursue such judicial proceeding, or abandons, terminates, or fails diligently to pursue such non-judicial remedies to realize upon its collateral other than by reason of the commencement of an Insolvency or Receivership Proceeding in which the Senior Creditor Group is diligently and in good faith pursuing its available remedies, (b) the date on which all of the Designated Senior Indebtedness shall have been paid in full, (c) the date on which such Payment Default Subordination Event shall have been waived or cured (if susceptible of cure), in each case in accordance with the relevant Secured Debt Documents, or (d) the date on which the Secured Creditors to whose benefit such Payment Blockage Period runs shall expressly waive the benefit thereof in writing.

                  "PAYMENT DEFAULT SUBORDINATION EVENT" shall have the meaning specified in SECTION 2.16(a).

                  "PAYMENT DEFAULT SUBORDINATION NOTICE" shall mean a written notice from or on behalf of the Representative of the Senior Creditor Group of the existence of a Payment Default Subordination Event and specifically designating such notice as a "Payment Default Subordination Notice."

                  "PAYMENT STANDSTILL PERIOD" means, with respect to any Payment Default Subordination Event, the period from and including the date of receipt by the Representative(s) of the Junior Creditor Group of a Payment Default Subordination Notice relating thereto until the first to occur of (a) the 180th day after receipt of such Payment Default Subordination Notice; PROVIDED, HOWEVER, that if, on or before such date, the Senior Creditor Group has (i) accelerated the Designated Senior Indebtedness, and (ii) has commenced and diligently and in good faith is pursuing a judicial proceeding to collect the Designated Senior Indebtedness or has given notice of a non-judicial sale of collateral securing the Designated Senior Indebtedness and diligently is pursuing such non-judicial remedies to effect the foreclosure and sale of such collateral, then such period shall continue unless and until the Senior Creditor Group either rescinds such acceleration in writing, or abandons, terminates, or fails diligently to pursue such judicial proceeding, or abandons, terminates, or fails diligently to pursue such non-judicial remedies to realize upon its collateral other than by reason of the commencement of an Insolvency or Receivership Proceeding in which the Senior Creditor Group is diligently and in good faith pursuing its available remedies, (b) the date on which all of the Designated Senior Indebtedness shall have been paid in full, (c) the date on which such Payment Default Subordination Event shall have been waived or cured (if susceptible of cure), in each case in accordance with the relevant Secured Debt Documents, or (d) the date on which the Secured Creditors to whose benefit such Payment Standstill Period runs shall expressly waive the benefit thereof in writing.

                  "PERMITTED PAYMENTS" has the meaning set forth in Section 2.7 hereof.

                  "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "PERSONAL PROPERTY" means the following personal property of the Company or any Subsidiary (exclusive of Homesite Contracts Receivable and Commercial Receivables of the Company or any Subsidiary):

                  (i)      the Bank Accounts;

                  (ii)     the Investments;

                  (iii) any and all accounts, contract rights, chattel paper, instruments and documents, including, without limitation, any right to payment for goods sold or leased or services rendered, whether now owned or hereafter acquired;

                  (iv) any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property of every kind and description, whether now owned or hereafter acquired, and wherever located, and all parts, accessories and special tools and replacements therefor;

                  (v) any and all general intangibles, whether now owned or hereafter created or acquired, including, without limitation, all choices in action, causes of action, rights in and to any and all Condemnation Awards, corporate or other business records, deposit accounts, invention, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, any other intellectual property, all claims under guaranties, security interests or other security to secure payment of any accounts by an account debtor, all rights to indemnification and all other intangible property of every kind and nature, including, without limitation, (i) the interests, if any, of the Company or any Subsidiary in payments, proceeds, residuals and remainders from, or as beneficiary of, the Reserve Accounts, Claims Disbursement Account or other such accounts, (ii) any and all beneficial interests in the trusts pursuant to which title to the Trust Property is held, and (iii) any and all other proceeds or choices in action with respect to, or rights to receive proceeds from, any condemnation of any Real Property or Personal Property of the Company or any Subsidiary, whether now in existence or hereafter created or acquired;

                  (vi) any and all goods which are, or may at any time be, goods held for sale or lease or furnished under contracts of service or raw materials, work-in-process or materials used or consumed in business, wheresoever located and whether now owned or hereafter created or acquired, including, without limitation, all such property the sale or other disposition of which has given rise to accounts and which has been returned to or repossessed or stopped in transit;

                  (vii) all monies, cash, residues and property of any kind, now or at any time hereafter in the possession or under the control of any of the Collateral Agent, DK Lenders, Anglo American Lenders, Secured Agreement Obligees or any bailee, agent, or representative of any of them;

                  (viii) all accessions to, all substitutions for, and all replacements, products and proceeds of, the foregoing, including, without limitation, proceeds of insurance policies insuring the aforesaid property and documents covering the aforesaid property, all property received wholly or partly in trade or exchange for such property, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of such items or any interest therein whether or not they constitute "proceeds" as defined in the Uniform Commercial Code; and

                  (ix) all books, records, documents and ledger receipts pertaining to any of the foregoing, including, without limitation, customer lists, credit files, computer records, computer programs, storage media and computer software used or acquired in connection with generating, processing and storing such books and records or otherwise used or acquired in connection with documenting information pertaining to the aforesaid property.

                  "PREFERRED STOCK" means the Series A Cumulative Redeemable Convertible Preferred Stock, liquidation preference $1,000 per share, of the Company issued pursuant to the Investment Agreement.

                  "REAL PROPERTY" means any and all real property and fixtures and interests in real property and fixtures now owned or hereafter acquired by the Company or any Subsidiary.

                  "REORGANIZATION PLAN" means the Second Amended Joint Plan of Reorganization of General Development Corporation jointly proposed in the Reorganization Proceedings by the Company and the Official Unsecured Creditors' Committee, filed on October 9, 1991 with the Clerk of the Bankruptcy Court, as modified by Modification filed March 9, 1992.

                  "REORGANIZATION PROCEEDING" means the cases commenced on April 6 and April 12, 1990 under Chapter 11 of Title 11 of the United States Code in the Bankruptcy Court by GDC (Case 90-12231-BKC-AJC), General Development Financial Services, Inc. (Case 90-12232-BKC-AJC), General Development Resorts, Inc. (Case 90-12233 BKC-AJC), Town and Country II, Inc. (formerly Florida Residential Communities, Inc.) (Case 90-12234-BKC-AJC), Five Star Homes Group, Inc. (Case 90-12235-BKC-AJC), Five Star Homes, Inc. (Case #90-12338-BKC-AJC), GDV Financial Corporation (Case #90-12236-BKC-AJC) and Environmental Quality Laboratory, Inc. (Case #90-12237-BKC-AJC).

                  "REDEMPTION NOTICE" shall have the meaning ascribed to such term in Section 5(c) of Annex A to the Amended and Restated Certificate of Incorporation of the Company.

                  "REPURCHASE NOTICE" shall have the meaning ascribed to such term in Section 8(a) of Annex A to the Amended and Restated Certificate of Incorporation of the Company.

                  "REPRESENTATIVE" means, with respect to the DK Lenders, the DK Representative, with respect to the Anglo American Lenders, the Anglo American Representative, with respect to the Secured Agreement Obligees, the Secured Agreement Obligee Representative, and with respect to the Senior Creditor Group,
(a) prior to the time, if any, that all DK Loan Obligations have been paid in full, the DK Representative and (b) at and after the time, if any, that all DK Loan Obligations have been paid in full, the Anglo American Representative.

                  "RESERVE ACCOUNTS" means: the Disbursement Account (as defined in Section 8.4 of the Reorganization Plan); the Disputed Claims Reserve Account (as defined in Section 8.7 of the Reorganization Plan); any reserve of securities, utility-satisfied lots, cash or other assets that is established pursuant to the Reorganization Plan, the Homesite Program, or any agreement resolving a claim of the State of Florida in the Reorganization Proceedings, to satisfy requests for utility service; and any reserve of securities or cash established to fund road or other improvements pursuant to any agreement resolving a claim of the State of Florida in the Reorganization Proceedings, including, without limitation, the Division Class 14 Utility Fund Trust Agreement and the Improvement Fund Trust Agreement executed by and among the State of Florida, Department of Business Regulation, Division of Florida Land Sales, Condominiums and Mobile Homes, the Company and the Trustee, the Class 14 Utility Fund Trust Agreement and the Homesite Program Utility Fund Trust Agreement executed by and between the Company and the Trustee, the Class 14 Utility Lot Trust Agreement executed by and between the Company and the Trustee, as described in Section 7.6 of the Reorganization Plan, if any.

                  "RESTATEMENT" has the meaning set forth in Section 2.9(a) hereof.

                  "REVOLVING LOAN AGREEMENT" means the Third Amended and Restated Revolving Loan Agreement dated as of December 31, 1998 by and among the Company, the financial institutions listed on the signature pages thereof (the "Revolving Loan Banks"), M.H. Davidson & Co., LLC, a New York limited liability company, as agent for the Revolving Loan Banks, and M.H. Davidson & Co., LLC, a New York limited liability company, as collateral agent for the Revolving Loan Banks, pursuant to which the Revolving Loan Banks have agreed to make certain loans to the Company, together with all amendments, modifications, extensions, substitutions and renewals thereof made in accordance with the terms hereof and thereof.

                  "REVOLVING LOAN COMMITMENTS" means the collective obligations of the lenders (as defined in the Revolving Loan Agreement) party to the Revolving Loan Agreement to make advances of Loans pursuant to the Revolving Loan Agreement, whether or not the conditions precedent therefor are met and as the same may be increased pursuant to SECTION 2.9(a) hereof.

                  "REVOLVING LOANS" means the "Loans," the "Letters of Credit," and the "L/C Guarantees" (or any substitute cash collateral) outstanding from time to time under (and as defined in) the Revolving Loan Agreement.

                  "SALE COLLATERAL" means any real or personal property acquired as a result of a "credit bid" at a foreclosure or bankruptcy sale of any Collateral.

                  "SECURED AGREEMENT" means that certain Secured Agreement (originally entitled "Secured Note Agreement") dated as of February 7, 1997, amended and restated as of May 15, 1997, executed by and among the Company, the Secured Agreement Obligees and the Collateral Agent, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof, as amended concurrently herewith.

                  "SECURED AGREEMENT DOCUMENTS" means the Secured Agreement, the "Transaction Documents" as defined in the Secured Agreement, the Investment Instruments, and any and all instruments, documents and agreements executed in connection therewith, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

                  "SECURED AGREEMENT EVENT OF DEFAULT" means a defined "Event of Default" under the Secured Agreement or the Investment Instruments, as the case may be, or related Secured Debt Documents.

                  "SECURED AGREEMENT OBLIGATIONS" means: (i) any indebtedness and obligations now or hereafter owing to the Secured Agreement Obligees under or in connection with the Secured Agreement Documents, including, without limitation, redemption and repurchase obligations with respect to the Preferred Stock; (ii) all interest, prepayment premiums, dividends and late payment fees now or hereafter payable with respect thereto; (iii) all existing and future guaranty obligations relating to the foregoing; (iv) all other fees (including, without limitation, attorneys' and paralegals' fees and expenses) and other amounts now or hereafter payable to the Secured Agreement Obligees, or any of them, or their agents under or in respect of the Secured Agreement Documents; and (v) all obligations of the Company to the Secured Agreement Obligees under or with respect to the Notes (whether for principal, interest, fees, costs, expenses, or otherwise) and all obligations of any Subsidiary of the Company with respect thereto (whether pursuant to a guaranty thereof, as a co-maker thereof or co-obligor with respect thereto, or otherwise).

                  "SECURED AGREEMENT OBLIGEE GROUP" means the Secured Agreement Obligees, and the Secured Agreement Obligee Representative and the Collateral Agent when and to the extent acting on behalf thereof.

                  "SECURED AGREEMENT OBLIGEE REPRESENTATIVE" means AP-AGC, LLC, a Delaware limited liability company, whom each of the Secured Agreement Obligees hereby appoints as its official representative for purposes of (a) the receipt for and on behalf of the Secured Agreement Obligees hereunder of any notice hereunder from the DK Representative or the Anglo American Representative, and (b) the giving to the DK Representative or the Anglo American Representative of any notice by and on behalf of the Secured Agreement Obligees. Unless the DK Representative and the Anglo American Representative shall have been notified otherwise in accordance with SECTION 4.1, the DK Representative and the Anglo American Representative may presume that AP-AGC, LLC, a Delaware limited liability company, at all times continues to be the Secured Agreement Obligee Representative.

                  "SECURED AGREEMENT OBLIGEES" means the holders of the indebtedness outstanding under the Secured Agreement Documents or the Preferred Stock, and their respective successors and assigns. On the date hereof, the Secured Agreement Obligee is AP-AGC, LLC.

                  "SECURED CREDITORS" means the DK Lender Group, the Anglo American Lender Group, and the Secured Agreement Obligee Group.

                  "SECURED DEBT DOCUMENTS" means, collectively, the DK Loan Documents, the Anglo American Loan Documents, and the Secured Agreement Documents, each as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

                  "SECURED PARTIES" means, individually and collectively, the DK Lender Group, the Anglo American Lender Group, the Secured Agreement Obligee Group, and their respective successors and assigns.

                  "SENIOR CREDITOR GROUP" means: (a) prior to the time, if any, that all DK Loan Obligations have been paid in full, the DK Lender Group; and
(b) at and after the time, if any, that all DK Loan Obligations have been paid in full, the Anglo American Lender Group.

                  "SERIES B STOCK" has the meaning set forth in Section 4.14 hereof.

                  "SP SUB" means AGC-SP, INC., a Delaware corporation, and any successor entity thereto with which SP Sub combines, merges, or consolidates.

                  "SP SUB ENTITIES" means SP Sub and any, each, and every Subsidiary of SP Sub.

                  "STANDSTILL PERIOD" means a Non-Payment Standstill Period, a Payment Standstill Period, or both. If a Payment Standstill Period commences during a NonPayment Standstill Period, or VICE-VERSA, then the combined period is a "Standstill Period."

                  "SUBORDINATED OBLIGATIONS" has the meaning set forth in
SECTION 2.16.

                  "SUBSIDIARY" means as to any Person, a corporation, partnership, trust (exclusive of any trust created in connection with a Reserve Account), or other entity of which shares of stock, partnership interests, beneficial interests or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, trust (exclusive of any trust created in connection with a Reserve Account) or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company. Unless otherwise indicated, all references to a Subsidiary or Subsidiaries of the Company shall not mean, include, or refer to Unrestricted Subsidiaries (other than the SP Sub Entities, which shall be Subsidiaries unless otherwise expressly indicated), the Excluded Subsidiaries, or the Joint Ventures. To the extent that any SP Sub Entity is a joint venturer or partner of a Joint Venture, with respect to which Joint Venture neither the Company nor any Subsidiary of the Company other than SP Sub or any Subsidiary of SP Sub is a joint venturer or partner, such Joint Venture shall be considered a Subsidiary of SP Sub for purposes of this Agreement.

                  "SUBSIDIARY STOCK" means the Capital Stock of any and all Subsidiaries (including the Excluded Subsidiaries and the Unrestricted Subsidiaries).

                  "TERM LOAN" means the "Term Loan" (in the original principal amount of $30,000,000) outstanding from time to time under (and as defined in) the Term Loan Agreement.

                  "TERM LOAN AGREEMENT" means the Term Loan Agreement dated as of December 31, 1998 by and among the Company, the financial institutions listed on the signature pages thereof (the "Term Lenders"), Anglo American Financial, as agent for the Term Lenders, and M.H. Davidson & Co., LLC, a New York limited liability company, as collateral agent for the Term Lenders, pursuant to which the Term Lenders have agreed to make the Term Loans to the Company, together with all amendments, modifications, extensions, substitutions and renewals thereof made in accordance with the terms hereof and thereof.

                  "TRUST PROPERTY" means the real property held in trust pursuant to (i) Trust Agreement No. 06-01-009-6082101, dated as of January 17, 1991, by and between NCNB National Bank of Florida, as Trustee for the benefit of the Company, the Beneficiary; (ii) Trust Agreement No. 06-01-009-6081954, dated as of January 17, 1991, by and between NCNB National Bank of Florida, as Trustee for the benefit of the Company, the Beneficiary; (iii) Trust Agreement No. 06-01-009-6082655, dated as of January 17, 1991, by and between NCNB National Bank of Florida, as Trustee for the benefit of the Company and General Development Financial Services, Inc., the Beneficiaries; and (iv) Trust Agreement No. 2, dated as of May 31, 1991, by and between Jake Gamble, Esq., as Trustee for the benefit of the Company and Cumberland Cove, Inc., the Beneficiaries.

                  "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code of the State of New York, as amended from time to time.

                  "UNRESTRICTED SUBSIDIARIES" means the Subsidiaries of the Company listed in Schedule 2 attached hereto.

SECTION 2.        INTERCREDITOR PROVISIONS

                  2.1 PRIORITY OF LIENS. (a) Irrespective of the time, order or method of attachment, perfection, filing or recording of any Lien in any Collateral granted or to be granted to the Secured Parties, or any of them, and notwithstanding anything to the contrary contained in any Secured Debt Document or in any other document pertaining to the transactions contemplated therein or any provision of the Uniform Commercial Code or other applicable law, but subject to the provisions of SECTION 2.4 hereof, the Secured Parties agree, as among themselves, that the Liens of the Secured Parties upon the Collateral shall have the priorities and shall rank as described in the following charts:

================================================================================
OBLIGATIONS                                ALL COLLATERAL
================================================================================
DK Loan Obligations                        FIRST PRIORITY
--------------------------------------------------------------------------------
Anglo American Loan Obligations            SECOND PRIORITY
--------------------------------------------------------------------------------
Secured Agreement Obligations              THIRD PRIORITY
================================================================================

PROVIDED, HOWEVER, in the event that any new Liens are granted to a Secured Party by a judicial authority in an Insolvency or Receivership Proceeding, the priority of the Liens of the parties hereto shall be subject to the applicable court order entered in such Insolvency or Reorganization Proceeding.

                  For the purpose of the foregoing allocation of priorities, any claim of a right of setoff shall be treated in all respects as a security interest, and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

                  2.2 PAYMENTS ON OR AFTER DETERMINATION EVENT. It is agreed that, on or after a Determination Event, any and all proceeds of Collateral, whether from sale, exchange, foreclosure, the collection of proceeds of insurance or proceeds from the exercise of rights of eminent domain or condemnation or the enforcement of any Lien, or any other disposition of Collateral (including, without limitation, proceeds in the form of Sale Collateral), shall be applied as follows:

                  FIRST, to the payment of all costs and expenses of the applicable Secured Party incurred in connection with the enforcement of any Lien or exercise of remedies with respect to such Collateral permitted hereunder;

                  SECOND, to payment of amounts owed to the Collateral Agent on account of its fees in connection with this Agreement for acting on behalf of the Secured Parties holding the senior lien in the Collateral to which such proceeds relate;

                  THIRD, to payment of any costs, expenses, or liabilities incurred by the Collateral Agent in performance of its duties hereunder on behalf of the Secured Parties holding the senior lien in the Collateral to which such proceeds relate, to the extent such costs, expenses, or liabilities are not otherwise provided for;

                  FOURTH, to the Secured Parties, with the proceeds of Collateral distributed in the order of ranking and priority of their Liens pursuant to SECTION 2.1 hereof, with amounts to be applied to the payment of amounts payable to each Secured Party outstanding at the time of such application in the order provided until exhausted prior to application toward amounts payable to the subordinate Secured Party; PROVIDED, HOWEVER, that to the extent the outstanding DK Loan Obligations include DK Loan Letter of Credit Obligations comprising amounts available to be drawn under issued and outstanding letters of credit pursuant to the Revolving Loan Agreement, the Collateral which, pursuant to this paragraph FOURTH, would be applied to the payment of the amount of such DK Loan Letter of Credit Obligations if such amounts were drawn and immediate reimbursement thereof were required shall be deposited into and held in such Cash Collateral Accounts as the DK Lenders may require as further security for such outstanding DK Loan Letter of Credit Obligations, and as further security for all other Obligations secured by such Collateral, until the contingent obligations represented by such DK Loan Letter of Credit Obligations either mature and are paid or are retired without the contingency occurring. To the extent that such DK Loan Letter of Credit Obligations mature and become reimbursable by the Company or any Subsidiary to the DK Lenders, such cash collateral shall be distributed to the DK Lenders on account of such DK Loan Letter of Credit Obligations. To the extent that such DK Loan Letter of Credit Obligations are retired without such reimbursement obligation occurring, such cash collateral shall be reapplied in the applicable sequence described above as if such cash collateral had been received at the time of the retirement of such DK Loan Letter of Credit Obligations; and

                  FIFTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

                  2.3 SHARING OF PROCEEDS ON AND AFTER A DETERMINATION EVENT, OR OTHERWISE. The Secured Parties agree among themselves that, in the event any Secured Party shall obtain a payment of proceeds of Collateral, including, without limitation, proceeds from the setoff of Bank Account liabilities, on and after a Determination Event which would otherwise be subject to distribution as provided in SECTION 2.2, or if any Secured Party shall otherwise receive a payment of proceeds to which it is not entitled pursuant to the express terms of this Agreement, any such proceeds shall be immediately remitted or transferred to the Collateral Agent for application as herein provided, and the Secured Parties further agree to make such other adjustments from time to time, as shall be equitable to the end that all Secured Parties share such proceeds in accordance with their respective priorities as provided for herein. The Secured Parties further agree among themselves that if any such payment shall be rescinded or must otherwise be restored, each Secured Party which shall have shared the proceeds thereof shall return its share of such proceeds to each Secured Party whose payment shall have been rescinded or otherwise restored. Anything in this Agreement to the contrary notwithstanding,
(a) unless and until the DK Loan Obligations shall have been paid in full and satisfied, from and after a Determination Event, neither the Anglo American Lenders nor the Secured Agreement Obligees may take or receive from the Company, and the Company will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment, prepayment, collateral, security or guarantee, for the whole or any part of the Subordinated Obligations (other than the execution and delivery of the relevant Secured Debt Documents applicable thereto) and (b) unless and until the Anglo American Loan Obligations shall have been paid in full and satisfied, from and after a Determination Event, the Secured Agreement Obligees may not take or receive from the Company, and the Company will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment, prepayment, collateral, security or guarantee, for the whole or any part of the Secured Agreement Obligations (other than the execution and delivery of the relevant Secured Debt Documents applicable thereto); PROVIDED, HOWEVER, that the foregoing shall not preclude (x) the making of any demand for payment by the Anglo American Lender Group on the Company or any of its Subsidiaries or the giving of notice to them of the acceleration of any Obligation, in each case, after 15 days prior written notice of such proposed demand for payment or notice of acceleration shall have been given by the Anglo American Representative to the DK Representative, or (y) the giving of the Repurchase Notice (as provided for in the Secured Agreement Documents) by the Secured Agreement Obligee Group to the Company or any subsidiary of the Company after 15 days prior written notice to the Representative of the Senior Creditor Group by the Representative of the Secured Agreement Obligees, PROVIDED, that the giving of any such notice shall not (i) permit the Company to effectuate any such redemption, purchase, demand or acceleration or make any payment in respect thereof, or (ii) permit the commencement by or on behalf of the Anglo American Lender Group or the Secured Agreement Obligee Group of any legal proceeding against the Company or any of its Subsidiaries to collect any proceeds from such redemption, purchase, demand or acceleration until the DK Loan shall have been paid in full, and PROVIDED FURTHER, that the giving of such notice shall not supersede any subordination of Liens or claims provided for in this Agreement, and PROVIDED FURTHER that any obligation provided for in this Agreement to disgorge or turn over any payment or transfer received in violation of any provision of this Agreement subordinating any Lien or claim shall continue to be applicable notwithstanding the giving of any such notice.

                  2.4      INTERESTS IN COLLATERAL.

                           (a)     REQUIREMENT THAT LIENS BE PERFECTED. In the
event that any Lien of any Secured Party, or group of Secured Parties, on all or any part of the Collateral is voluntarily released (or, in the case of the Notes, the Lien securing the Notes is unperfected), then the Secured Party whose Lien has been released (or, in the case of the Notes, is unperfected), shall not share with the other Secured Parties in the proceeds of such Collateral pursuant to the terms of this Agreement. The effect and operation of this SECTION 2.4 shall not impair or diminish or be construed to impair or diminish any rights of a Secured Party against either the Company or any Subsidiary. Without limiting the effect of the foregoing, any Secured Party whose Lien has been released, is unperfected or deemed invalid or unenforceable, may, subject to the rights of the other Secured Parties hereunder, exercise its remedies as against the Company or any Subsidiary, as appropriate, including in respect of the Collateral (to the extent enforceable), or take other action not inconsistent with the terms or intent of this Agreement against the Company or any Subsidiary, as appropriate, or their property.

                           (b)    NONDISTURBANCE. In no event shall any party
hereto institute, or join as a party in the institution of or knowingly finance or otherwise assist in the commencement or prosecution of, any action, suit or proceeding contesting in any manner, or raising any defense to, the validity, perfection, priority (as set forth herein) or enforceability of any Lien of any Secured Party or alleging the avoidability thereof.

                  2.5 PAYMENTS ON GUARANTEES. The Secured Parties agree among themselves that, in the event that any such Secured Party receives a payment on a Guarantee on or after a Determination Event in violation of the priorities provided for in SECTION 2.16, such payments shall be immediately remitted or transferred to the Collateral Agent for distribution in accordance with the relative payment priorities set forth in SECTION 2.16.

                  2.6 DETERMINATION OF RELATIVE INTERESTS. The Collateral Agent shall, in determining the relative interests of the Secured Parties hereunder, be entitled to rely on the representations of the Secured Parties as to the amount of the respective Obligations and interests of the Secured Parties therein. By execution hereof, the

Secured Parties agree to promptly respond to any request from the Collateral Agent for information necessary to assist it in the determination of their respective interests hereunder, subject to any applicable confidentiality limitations.

                  2.7 TURNOVER AND DIRECTION TO COLLATERAL AGENT. Subject to any rights of subrogation provided for in SECTION 2.16, by execution of this Agreement, except for payments or proceeds of Collateral received by (i) the DK Lenders and/or the Anglo American Lenders in respect of current interest and amortization provided for in the Revolving Loan Agreement and the Term Loan Agreement, as applicable, on the date hereof, and (ii) the Secured Agreement Obligees in respect of (x) current interest on the Notes or (y) the 20% Profits Interest (as defined in the Revolving Loan Agreement) (all such payments or proceeds of Collateral being hereinafter referred to as the "Permitted Payments"), (a) the DK Lenders hereby agree to pay over to the Collateral Agent promptly upon receipt, any and all payment, proceeds of Collateral or other amounts referenced in SECTIONS 2.2, 2.3, OR 2.5 for application by the Collateral Agent to the Obligations as herein provided; (b) the Anglo American Lenders hereby agree to pay over to the Collateral Agent promptly upon receipt, any and all payment, proceeds of Collateral or other amounts referenced in SECTIONS 2.2, 2.3, OR 2.5 for application by the Collateral Agent to the Obligations as herein provided; (c) the Secured Agreement Obligees hereby agree to pay over to the Collateral Agent promptly upon receipt, any and all payments, proceeds of Collateral or other amounts referenced in SECTIONS 2.2, 2.3, OR 2.5 for application by the Collateral Agent to the Obligations as herein provided; and (d) the DK Lenders, the Anglo American Lenders, and Secured Agreement Obligees hereby direct the Collateral Agent, on and after receipt of proceeds as provided in CLAUSES (a), (b) AND (c) OF THIS SECTION 2.7 to apply such proceeds to the Obligations as herein provided.

                  2.8 CREDIT BIDDING. The Secured Parties hereby agree that: (a) except with the unanimous consent of the DK Lender Group and the Anglo American Lender Group, the Anglo American Lender Group shall not "credit bid" for any Collateral at a foreclosure or bankruptcy sale, until the net cash proceeds of such foreclosure or sale shall be sufficient to satisfy the DK Loan Obligations in full; and (b) except with the unanimous consent of the Secured Parties, the Secured Agreement Obligee Group shall not "credit bid" for any Collateral at a foreclosure or bankruptcy sale.

                  2.9 MODIFICATIONS OF SECURED DEBT DOCUMENTS, INCREASES IN OBLIGATIONS.

                           (a)     The DK Lenders may enter into amendments,
modifications, supplements, renewals, replacements, restatements, or extensions (hereinafter individually and collectively, a "Restatement") of the DK Loan Documents, without in any way affecting their respective rights and obligations under this Agreement, but only to the extent that (1) the aggregate principal amount of the loans so renewed, extended or replaced does not at any time exceed the principal amount of the DK Loan Obligations in effect prior to such renewal, extension or replacement, (2) any and all letters of credit and letter of credit guarantees that remain outstanding under or in connection with the DK Loan Documents may remain outstanding under the new facility or may be replaced by new letters of credit or letter of credit guarantees under the renewed, extended or replacement credit facility do not exceed the aggregate stated amount of all letters of credit and letter of credit guarantees that were outstanding under the DK Loan Documents, as the same may have been reduced, (3) the final maturity of all such loans as so renewed, extended or replaced is no later than the Maturity Date, as defined in the Term Loan Agreement (the expiry date of the letters of credit and letter of credit guarantees under or in connection with the DK Loan Documents may not be renewed), (4) the internal rate of return of such renewal, extension or replacement facility is no greater than the internal rate of return of the DK Loan Obligations as in effect prior to such renewal, extension or replacement (calculated at the ordinary, pre-default interest rate), (5) such renewed, extended or replacement credit facility is otherwise on commercially reasonable terms, and (6) this Agreement shall remain in full force and effect with respect to the renewed, extended or replacement credit facility.

                           (b)     The Secured Agreement Obligees may enter into
amendments, modifications, supplements, renewals, replacements, restatements, or extensions of the Secured Agreement Documents, without in any way affecting their respective rights and obligations under this Agreement; PROVIDED that the Secured Agreement Obligees shall not, without the prior written consent of 51% of the DK Lenders and of 60% of the Anglo American Lenders: (i) increase their aggregate commitments to extend credit to the Company or its Subsidiaries pursuant to the Secured Agreement Documents in excess of the levels in effect as of the date hereof; or (ii) increase their aggregate commitments to purchase Preferred Stock in excess of the levels in effect as of the date hereof, EXCEPT that, so long as no Event of Default has occurred and is continuing under the DK Loan Documents or the Anglo American Loan Documents, or, if such an Event of Default has occurred and is continuing but the DK Representative and the Anglo American Representative have given their consent to such commitments and/or purchases in the sole discretion of the DK Representative and the Anglo American Representative, then the Secured Agreement Obligees may without upper dollar limit increase their aggregate commitments to purchase Preferred Stock, may without upper dollar limit purchase additional Preferred Stock, or may without upper dollar limit purchase or commit to purchase other preferred stock of the Company that is substantially identical to the Preferred Stock in rights and preferences, and that is subject to the intercreditor provisions hereof or other substantially identical intercreditor provisions; or (iii) increase the rate or amount of interest, fees or other earnings on the Secured Agreement Obligations, or (iv) modify the maturity date or payment terms thereof, including, without limitation, by providing for the amortization of the outstanding principal balance or any portion thereof prior to payment in full of the Designated Senior Indebtedness.

                           (c)      The Anglo American Lenders may enter into
amendments, modifications, supplements, renewals, replacements, restatements, or extensions of the Anglo American Loan Documents, without in any way affecting their respective rights and obligations under this Agreement; PROVIDED that the Anglo American Lenders shall not, without the written consent of 51% of the Secured Agreement Obligees and of 51% of the DK Lenders (i) increase the aggregate outstanding principal of the Term Loan or otherwise make additional loans to the Company or any Subsidiary of the Company that would constitute Anglo American Loan Obligations hereunder in excess of $5,000,000; or (ii) modify the maturity date or payment terms thereunder, including, without limitation, by providing for the amortization of the outstanding principal balance or any portion thereof prior to payment in full of the DK Loan Obligations.

                           (d)      If at any time any Secured Debt Document is
amended in a manner which violates this SECTION 2.9 (any such amendment being hereinafter referred to as a "Non-Complying Amendment"), such Non-Complying Amendment shall be disregarded for all purposes of this Agreement and, for purposes of applying the various provisions of this Agreement, the relevant Secured Debt Document shall be deemed to read as it did immediately prior to such Non-Complying Amendment, giving effect, however, to any subsequent amendment thereto which is not a Non-Complying Amendment.

Except as expressly prohibited above pursuant to this SECTION 2.9, the Secured Parties may grant extensions of time of payment or performance of the Obligations in which they hold an interest, and make compromises, including releases of Collateral, and settlements with the Company and Subsidiaries, and may otherwise amend or modify the Secured Debt Documents to which they are a party, without the consent of the other Secured Parties, without affecting the agreements hereunder, except as expressly provided pursuant to SECTION 2.4 hereof.

                  2.10     AGREEMENT TO SUBORDINATE AND RELEASE.

                           (a)      REQUIRED SUBORDINATIONS AND RELEASES. Each
of the Secured Parties hereby agrees, for the benefit of the other Secured Parties and not for the benefit of the Company or any Subsidiary of the Company or any Person claiming by, through, or under the Company or any Subsidiary of the Company or any other Person, to execute such subordinations and releases of its Lien upon the Collateral necessary to effectuate the priorities in the Collateral provided for in this Agreement and/or to the extent expressly required pursuant to the terms and provisions of their respective Secured Debt Documents. Each of the Secured Agreement Obligees, the Anglo American Lenders, and the Collateral Agent (acting in its capacity as the agent of the Secured Agreement Obligees and the Anglo American Lenders) hereby further agrees, (i) for the benefit of the DK Lenders and the Collateral Agent (acting in its capacity as the agent of the DK Lenders), to execute such subordinations and releases of their Liens upon any item of Collateral if and to the extent that the DK Lenders and the Collateral Agent (acting in its capacity as the agent of the DK Lenders) expressly subordinate or release, as the case may be, in writing, their Liens upon such item of Collateral, and (ii) at and after the time, if any, that all DK Loan Obligations have been paid in full, for the benefit of the Anglo American Lenders and the Collateral Agent (acting in its capacity as the agent of the Anglo American Lenders), to execute such subordinations and releases of their Liens upon any item of Collateral if and to the extent that the Anglo American Lenders and the Collateral Agent (acting in its capacity as the agent of the Anglo American Lenders) expressly subordinate or release, as the case may be, in writing, their Liens upon such item of Collateral. In addition, the Secured Agreement Obligees hereby direct the Collateral Agent, to execute and deliver, in the place and stead of the Secured Agreement Obligees and on their behalf, with full authority, any and all instruments of subordination required to evidence the third priority Lien of the Secured Agreement Obligees in the Collateral provided for in this Agreement.

                           (b)      SALES OF COLLATERAL. For the sole and
exclusive benefit of the DK Lenders and their successors and assigns and not for the benefit of the Company or any Subsidiary of the Company or any Person claiming by, through, or under the Company or any Subsidiary of the Company or any other Person, the Secured Agreement Obligees and the Anglo American Lenders hereby agree that sales of Collateral by the Company and Subsidiaries permitted under the DK Loan Documents shall be permitted by the Secured Agreement Obligees and the Anglo American Lenders and the Liens securing the Secured Agreement Obligations and the Anglo American Loan Obligations upon such Collateral shall be released at the time of such sales notwithstanding that, at the time of any sale of such Collateral, there shall exist a default under the Secured Agreement Documents or the Anglo American Loan Documents. From and after the time, if any, that all DK Loan Obligations have been paid in full, the Secured Agreement Obligees hereby further agree that sales of Collateral by the Company and Subsidiaries permitted under the Anglo American Loan Documents shall be permitted by the Secured Agreement Obligees and the Liens securing the Secured Agreement Obligations upon such Collateral shall be released at the time of such sales notwithstanding that, at the time of any sale of such Collateral, there shall exist a default under the Secured Agreement Documents.

                  2.11     LIMITATIONS ON ENFORCEMENT ACTIONS; NOTICES.

                           (a)      CERTAIN ENFORCEMENT ACTIONS. Anything herein
to the contrary notwithstanding, the following CLAUSES (i), (ii), (iii), AND
(iv) of this SUBSECTION (a) shall be applicable only until such time, if any, as all DK Loan

Obligations have been paid in full, and the following CLAUSES (v) AND (vi) of this SUBSECTION (A) shall be applicable only at and after such time, if any, as all DK Loan Obligations have been paid in full.

                                    (i)      If the Secured Agreement Obligee
Representative shall have received a Payment Default Subordination Notice from or on behalf of the Representative of the Senior Creditor Group, then during the Payment Standstill Period the Secured Agreement Obligee Group shall be prohibited from taking any Enforcement Action with respect to any Obligor or any Collateral until the Payment Standstill Period shall cease to be in effect.

                                    (ii)     If the Secured Agreement Obligee
Representative shall have received a Non-Payment Default Subordination Notice from or on behalf of the Representative of the Senior Creditor Group, then during the Non-Payment Standstill Period the Secured Agreement Obligee Group shall be prohibited from taking any Enforcement Action with respect to any Obligor or any Collateral until the NonPayment Standstill Period shall cease to be in effect; PROVIDED, HOWEVER, that, subject to the consent of the Representative of the Senior Creditor Group, if the Secured Agreement Obligee Group shall have initiated an Enforcement Action prior to the commencement of such Non-Payment Standstill Period at a time when the Secured Agreement Obligee Group had been entitled to do so, then the Secured Agreement Obligee Group shall not be prevented during such Non-Payment Standstill Period from taking any steps with respect to such pending Enforcement Action as are required by law or are reasonably required to avoid material prejudice to the rights of the Secured Agreement Obligee Group; PROVIDED, FURTHER, HOWEVER, that any proceeds which may be payable by reason thereof shall be immediately remitted or transferred to the Collateral Agent for distribution in accordance with the relative payment priorities set forth in Section 2.16. Upon the termination of any Non-Payment Standstill Period, the Secured Agreement Obligee Group may, at the sole election thereof, exercise any and all remedies with respect to the Secured Agreement Obligations owing by the Obligors or any Collateral available to the Secured Agreement Obligee Group under this Agreement or applicable law; PROVIDED, HOWEVER, at the conclusion of such elapsed period, one or more Events of Default under the Secured Agreement Documents remain in existence and have not been cured, waived, or rescinded; PROVIDED FURTHER, HOWEVER, that, in any event, any such Enforcement Action taken by the Secured Agreement Obligee Group shall be subject to all prior rights of the DK Lender Group and the Anglo American Lender Group in the Collateral.

                                    (iii)    If the Anglo American
Representative shall have received a Payment Default Subordination Notice from or on behalf of the DK Representative, then during the Payment Standstill Period, the Anglo American Lender Group shall be prohibited from taking any Enforcement Action with respect to any Obligor or any Collateral until the Payment Standstill Period shall cease to be in effect.

                                    (iv)     If the Anglo American Lender
Representative shall have received a Non-Payment Default Subordination Notice from or on behalf of the DK Representative, then during the Non-Payment Standstill Period the Anglo American Lender Group shall be prohibited from taking any Enforcement Action with respect to any Obligor or any Collateral until the Non-Payment Standstill Period shall cease to be in effect; PROVIDED, HOWEVER, that, subject to the consent of the Representative of the Senior Creditor Group, if the Anglo American Lender Group shall have initiated an Enforcement Action prior to the commencement of such Non-Payment Standstill Period at a time when the Anglo American Lender Group had been entitled to do so, then the Anglo American Lender Group shall not be prevented during such Non-Payment Standstill Period from taking any steps with respect to such pending Enforcement Action as are required by law or are reasonably required to avoid material prejudice to the rights of the Anglo American Lender Group; PROVIDED, FURTHER, HOWEVER, that any proceeds which may be payable by reason thereof shall be immediately remitted or transferred to the Collateral Agent for distribution in accordance with the relative payment priorities set forth in Section 2.16. Upon the termination of any NonPayment Standstill Period, the Anglo American Lender Group may, at the sole election thereof, exercise any and all remedies with respect to the Anglo American Loan Obligations owing by the Obligors or any Collateral available to the Anglo American Lender Group under this Agreement or applicable law; PROVIDED, HOWEVER, at the conclusion of such elapsed period, one or more Events of Default under the Anglo American Loan Documents remain in existence and have not been cured, waived, or rescinded; PROVIDED FURTHER, HOWEVER, that, in any event, any such Enforcement Action taken by the Anglo American Lender Group shall be subject to all prior rights of the DK Lender Group in the Collateral.

                                    (v)      If the Secured Agreement Obligee
Representative shall have received a Payment Default Subordination Notice from or on behalf of the Anglo American Representative, then during the Payment Standstill Period the Secured Agreement Obligee Group shall be prohibited from taking any Enforcement Action with respect to any Obligor or any Collateral until the Payment Standstill Period shall cease to be in effect.

                                    (vi)     If the Secured Agreement Obligee
Representative shall have received a Non-Payment Default Subordination Notice from or on behalf of the Anglo American Representative, then during the Non-Payment Standstill Period the Secured Agreement Obligee Group shall be prohibited from taking any Enforcement Action with respect to any Obligor or any Collateral until the Non-Payment Standstill Period shall cease to be in effect; PROVIDED, HOWEVER, that, subject to the consent of the Anglo American Representative, if the Secured Agreement Obligee Group shall have initiated an Enforcement Action prior to the commencement of such Non-Payment Standstill Period at a time when the Secured Agreement Obligee Group had been entitled to do so, then the Secured Agreement Obligee Group shall not be prevented during such Non-Payment Standstill Period from taking any steps with respect to such pending Enforcement Action as are required by law or are reasonably required to avoid material prejudice to the rights of the Secured Agreement Obligee Group. Upon the termination of any Non-Payment Standstill Period, the Secured Agreement Obligee Group may, at the sole election thereof, exercise any and all remedies with respect to the Secured Agreement Obligations owing by the Obligors or any Collateral available to the Secured Agreement Obligee Group under this Agreement or applicable law; PROVIDED, HOWEVER, at the conclusion of such elapsed period, one or more Events of Default under the Secured Agreement Documents remain in existence and have not been cured, waived, or rescinded; PROVIDED FURTHER, HOWEVER, that, in any event, any such Enforcement Action taken by the Secured Agreement Obligee Group shall be subject to all prior rights of the Anglo American Lender Group in the Collateral.

                                    (vii)    The foregoing to the contrary
notwithstanding: (w) The Anglo America Lender Group shall not be subject to a Standstill Period unless the Secured Agreement Obligee Group also is subject to a Standstill Period; (x) No Standstill Period shall exceed 365 days in duration unless, during all periods in excess of 365 days, (A) the maturity of the Obligations owed to the Senior Creditor Group has been accelerated (or such Obligations otherwise are due and payable according to their terms), and (B) the Senior Creditor Group has commenced and is diligently and in good faith pursuing a judicial proceeding to collect the Designated Senior Indebtedness or has given notice of a non-judicial sale of Collateral securing the Designated Senior Indebtedness and is diligently pursuing such non-judicial remedies to effect the foreclosure and sale of such Collateral, unless prevented by the commencement of an Insolvency or Receivership Proceeding in which the Senior Creditor Group is diligently pursuing its available remedies; and (y) In the event that any Secured Party having a senior priority Lien with respect to any Collateral pursuant to this Agreement commences to enforce such Lien pursuant to any judicial proceeding, a Secured Party holding a subordinate Lien upon such Collateral may not join in any such judicial proceeding for purposes of enforcing its Lien against such Collateral or participate in any public or private sale of such Collateral without the prior written consent of the Representative of the Senior Creditor Group.

                           (b)      CURE OF CROSS-DEFAULT; DE-ACCELERATION.

                                    (i)      If a Secured Agreement Event of
Default exists that is premised solely on the existence of a DK Event of Default, and if such DK Event of Default is cured on a timely basis, waived, or rescinded, then that Secured Agreement Event of Default likewise automatically shall be cured, waived, or rescinded. The immediately foregoing sentence notwithstanding, if, at the time of such cure, waiver, or rescission, other Secured Agreement Events of Default also exist that are not premised solely on the existence of a DK Event of Default, such other Secured Agreement Events of Default shall not automatically be cured, waived, or rescinded pursuant to the provisions of the immediately foregoing sentence; provided that this sentence shall not limit any right, if any, of any Obligor to cure such other Secured Agreement Events of Default, or cause them to be rescinded, elsewhere provided for in this Agreement, in the Secured Agreement or the Investment Instruments, as the case may be, and related Secured Debt Documents, or pursuant to applicable law. If the maturity of the Secured Agreement Obligations or any of them has been accelerated, and if, thereafter, all existing Secured Agreement Events of Default have been cured, waived, or rescinded, and all amounts that then would have been due the Secured Agreement Obligees, had no acceleration occurred, have been paid in full, then such acceleration automatically shall be rescinded and the originally scheduled maturity of the Secured Agreement Obligations automatically shall be reinstated as if the prior acceleration never had occurred. If the Collateral Agent on behalf of the Secured Agreement Obligees is taking Enforcement Action against Collateral in accordance with the terms and provisions of this Agreement, premised on the existence of one or more Events of Default, and if all such Events of Default are cured, waived, or rescinded, then the Collateral Agent on behalf of the Secured Agreement Obligees promptly shall suspend further Enforcement Action to the extent that it may practicably do so without incurring liability and without breaching enforceable commitments it has already entered into in connection with such Enforcement Action (such as, by way of illustration, but not by way of limitation, enforceable agreements to dispose of Collateral). The provisions of this SECTION 2.11(b)(i) shall not be applicable during the pendency of an Insolvency or Receivership Proceeding, other than an involuntary proceeding under the United States Bankruptcy Code in which no order for relief has been entered. This paragraph is entered into for the sole and exclusive benefit of the DK Lender Group and the Secured Agreement Obligee Group, and their respective successors and assigns, and not for the benefit of the Company or any Subsidiary of the Company or any Person claiming by, through, or under the Company or any Subsidiary of the Company or any other Person.

                                    (ii)     If a Secured Agreement Event of
Default exists that is premised solely on the existence of an Anglo American Event of Default, and if such Anglo American Event of Default is cured on a timely basis, waived, or rescinded, then that Secured Agreement Event of Default likewise automatically shall be cured, waived, or rescinded. The immediately foregoing sentence notwithstanding, if, at the time of such cure, waiver, or rescission, other Secured Agreement Events of Default also exist that are not premised solely on the existence of an Anglo American Event of Default, such other Secured Agreement Events of Default shall not automatically be cured, waived, or rescinded pursuant to the provisions of the immediately foregoing sentence; provided that this sentence shall not limit any right, if any, of any Obligor to cure such other Secured Agreement Events of Default, or cause them to be rescinded, elsewhere provided for in this Agreement, in the Secured Agreement or the Investment Instruments, as the case may be, and related Secured Debt Documents, or pursuant to applicable law. If the maturity of the Secured Agreement

Obligations or any of them has been accelerated, and if, thereafter, all existing Secured Agreement Events of Default have been cured, waived, or rescinded, and all amounts that then would have been due the Secured Agreement Obligees, had no acceleration occurred, have been paid in full, then such acceleration automatically shall be rescinded and the originally scheduled maturity of the Secured Agreement Obligations automatically shall be reinstated as if the prior acceleration never had occurred. If the Collateral Agent on behalf of the Secured Agreement Obligees is taking Enforcement Action against Collateral in accordance with the terms and provisions of this Agreement, premised on the existence of one or more Events of Default, and if all such Events of Default are cured, waived, or rescinded, then the Collateral Agent on behalf of the Secured Agreement Obligees promptly shall suspend further Enforcement Action to the extent that it may practicably do so without incurring liability and without breaching enforceable commitments it has already entered into in connection with such Enforcement Action (such as, by way of illustration, but not by way of limitation, enforceable agreements to dispose of Collateral). The provisions of this SECTION 2.11(b)(ii) shall not be applicable during the pendency of an Insolvency or Receivership Proceeding, other than an involuntary proceeding under the United States Bankruptcy Code in which no order for relief has been entered. This paragraph is entered into for the sole and exclusive benefit of the Anglo American Lender Group and the Secured Agreement Obligee Group, and their respective successors and assigns, and not for the benefit of the Company or any Subsidiary of the Company or any Person claiming by, through, or under the Company or any Subsidiary of the Company or any other Person.

                                    (iii)    If a DK Event of Default exists
that is premised solely on the existence of a Secured Agreement Event of Default, and if such Secured Agreement Event of Default is cured on a timely basis, waived, or rescinded, then that DK Event of Default likewise automatically shall be cured, waived, or rescinded. The immediately foregoing sentence notwithstanding, if, at the time of such cure, waiver, or rescission, other DK Events of Default also exist that are not premised solely on the existence of a Secured Agreement Event of Default, such other DK Events of Default shall not automatically be cured, waived, or rescinded pursuant to the provisions of the immediately foregoing sentence; provided that this sentence shall not limit any right, if any, of any Obligor to cure such other DK Events of Default, or cause them to be rescinded, elsewhere provided for in this Agreement, in the DK Loan Documents and related Secured Debt Documents, or pursuant to applicable law. If the maturity of the DK Loan Obligations or any of them has been accelerated, and if, thereafter, all existing DK Events of Default have been cured, waived, or rescinded, and all amounts that then would have been due the DK Lenders, had no acceleration occurred, have been paid in full, then such acceleration automatically shall be rescinded and the originally scheduled maturity of the DK Loan Obligations automatically shall be reinstated as if the prior acceleration never had occurred. If the Collateral Agent on behalf of the DK Lenders is taking Enforcement Action against Collateral in accordance with the terms and provisions of this Agreement, premised on the existence of one or more Events of Default, and if all such Events of Default are cured, waived, or rescinded, then the Collateral Agent on behalf of the DK Lenders promptly shall suspend further Enforcement Action to the extent that it may practicably do so without incurring liability and without breaching enforceable commitments it has already entered into in connection with such Enforcement Action (such as, by way of illustration, but not by way of limitation, enforceable agreements to dispose of Collateral). The provisions of this SECTION 2.11(b)(iii) shall not be applicable during the pendency of an Insolvency or Receivership Proceeding, other than an involuntary proceeding under the United States Bankruptcy Code in which no order for relief has been entered. This paragraph is entered into for the sole and exclusive benefit of the DK Lender Group and the Secured Agreement Obligee Group, and their respective successors and assigns, and not for the benefit of the Company or any Subsidiary of the Company or any Person claiming by, through, or under the Company or any Subsidiary of the Company or any other Person.

                                    (iv)     If a DK Event of Default exists
that is premised solely on the existence of an Anglo American Event of Default, and if such Anglo American Event of Default is cured on a timely basis, waived, or rescinded, then that DK Event of Default likewise automatically shall be cured, waived, or rescinded. The immediately foregoing sentence notwithstanding, if, at the time of such cure, waiver, or rescission, other DK Events of Default also exist that are not premised solely on the existence of an Anglo American Event of Default, such other DK Events of Default shall not automatically be cured, waived, or rescinded pursuant to the provisions of the immediately foregoing sentence; provided that this sentence shall not limit any right, if any, of the Company or any Subsidiary to cure such other DK Events of Default, or cause them to be rescinded, elsewhere provided for in this Agreement, in the DK Loan Documents and related Secured Debt Documents, or pursuant to applicable law. If the maturity of the DK Loan Obligations or any of them has been accelerated, and if, thereafter, all existing DK Events of Default have been cured, waived, or rescinded, and all amounts that then would have been due the DK Lenders, had no acceleration occurred, have been paid in full, then such acceleration automatically shall be rescinded and the originally scheduled maturity of the DK Loan Obligations automatically shall be reinstated as if the prior acceleration never had occurred. If the Collateral Agent on behalf of the DK Lenders is taking Enforcement Action against Collateral in accordance with the terms and provisions of this Agreement, premised on the existence of one or more Events of Default, and if all such Events of Default are cured, waived, or rescinded, then the Collateral Agent on behalf of the DK Lenders promptly shall suspend further Enforcement Action to the extent that it may practicably do so without incurring liability and without breaching enforceable commitments it has already entered into in connection with such Enforcement Action (such as, by way of illustration, but not by way of limitation, enforceable agreements to dispose of Collateral). The provisions of this SECTION 2.11(b)(iv) shall not be applicable during the pendency of an Insolvency or Receivership Proceeding, other than an involuntary proceeding under the United States Bankruptcy Code in which no order for relief has been entered. This paragraph is entered into for the sole and exclusive benefit of the DK Lender Group and the Anglo American Lender Group, and their respective successors and assigns, and not for the benefit of the Company or any Subsidiary of the Company or any Person claiming by, through, or under the Company or any Subsidiary of the Company or any other Person.

                                    (v)      If an Anglo American Event of
Default exists that is premised solely on the existence of a Secured Agreement Event of Default, and if such Secured Agreement Event of Default is cured on a timely basis, waived, or rescinded, then that Anglo American Event of Default likewise automatically shall be cured, waived, or rescinded. The immediately foregoing sentence notwithstanding, if, at the time of such cure, waiver, or rescission, other Anglo American Events of Default also exist that are not premised solely on the existence of a Secured Agreement Event of Default, such other Anglo American Events of Default shall not automatically be cured, waived, or rescinded pursuant to the provisions of the immediately foregoing sentence; provided that this sentence shall not limit any right, if any, of the Company or any Subsidiary to cure such other Anglo American Events of Default, or cause them to be rescinded, elsewhere provided for in this Agreement, in the Anglo American Loan Documents and related Secured Debt Documents, or pursuant to applicable law. If the maturity of the Anglo American Loan Obligations or any of them has been accelerated, and if, thereafter, all existing Anglo American Events of Default have been cured, waived, or rescinded, and all amounts that then would have been due the Anglo American Lenders, had no acceleration occurred, have been paid in full, then such acceleration automatically shall be rescinded and the originally scheduled maturity of the Anglo American Loan Obligations automatically shall be reinstated as if the prior acceleration never had occurred. If the Collateral Agent on behalf of the Anglo American Lenders is taking Enforcement Action against Collateral in accordance with the terms and provisions of this Agreement, premised on the existence of one or more Events of Default, and if all such Events of Default are cured, waived, or rescinded, then the Collateral Agent on behalf of the Anglo American Lenders promptly shall suspend further Enforcement Action to the extent that it may practicably do so without incurring liability and without breaching enforceable commitments it has already entered into in connection with such Enforcement Action (such as, by way of illustration, but not by way of limitation, enforceable agreements to dispose of Collateral). The provisions of this SECTION 2.11(b)(v) shall not be applicable during the pendency of an Insolvency or Receivership Proceeding, other than an involuntary proceeding under the United States Bankruptcy Code in which no order for relief has been entered. This paragraph is entered into for the sole and exclusive benefit of the Anglo American Lender Group and the Secured Agreement Obligee Group, and their respective successors and assigns, and not for the benefit of the Company or any Subsidiary of the Company or any Person claiming by, through, or under the Company or any Subsidiary of the Company or any other Person.

                                    (vi)     If an Anglo American Event of
Default exists that is premised solely on the existence of a DK Event of Default, and if such DK Event of Default is cured on a timely basis, waived, or rescinded, then that Anglo American Event of Default likewise automatically shall be cured, waived, or rescinded. The immediately foregoing sentence notwithstanding, if, at the time of such cure, waiver, or rescission, other Anglo American Events of Default also exist that are not premised solely on the existence of a DK Event of Default, such other Anglo American Events of Default shall not automatically be cured, waived, or rescinded pursuant to the provisions of the immediately foregoing sentence; provided that this sentence shall not limit any right, if any, of any Obligor to cure such other Anglo American Events of Default, or cause them to be rescinded, elsewhere provided for in this Agreement, in the Anglo American Loan Documents and related Secured Debt Documents, or pursuant to applicable law. If the maturity of the Anglo American Obligations or any of them has been accelerated, and if, thereafter, all existing Anglo American Events of Default have been cured, waived, or rescinded, and all amounts that then would have been due the Anglo American Lenders, had no acceleration occurred, have been paid in full, then such acceleration automatically shall be rescinded and the originally scheduled maturity of the Anglo American Obligations automatically shall be reinstated as if the prior acceleration never had occurred. If the Collateral Agent on behalf of the Anglo American Lenders is taking Enforcement Action against Collateral in accordance with the terms and provisions of this Agreement, premised on the existence of one or more Events of Default, and if all such Events of Default are cured, waived, or rescinded, then the Collateral Agent on behalf of the Anglo American Lenders promptly shall suspend further Enforcement Action to the extent that it may practicably do so without incurring liability and without breaching enforceable commitments it has already entered into in connection with such Enforcement Action (such as, by way of illustration, but not by way of limitation, enforceable agreements to dispose of Collateral). The provisions of this SECTION 2.11(b)(vi) shall not be applicable during the pendency of an Insolvency or Receivership Proceeding, other than an involuntary proceeding under the United States Bankruptcy Code in which no order for relief has been entered. This paragraph is entered into for the sole and exclusive benefit of the DK Lender Group and the Anglo American Lender Group, and their respective successors and assigns, and not for the benefit of the Company or any Subsidiary of the Company or any Person claiming by, through, or under the Company or any Subsidiary of the Company or any other Person.

                           (c)      NOTICE OF SALE. The Secured Parties each
agree to give the other written notice of the time and place of any public sale or the time after which any private sale or other intended disposition is to be made by any of them of any Collateral which is not Real Property. This agreement is intended, in part, to constitute a request for notice and a written notice of a claim by each party hereto to the other of an interest in the Collateral in accordance with the provisions of Sections 9-504 and 9- 505 of the Uniform Commercial Code; PROVIDED, HOWEVER, that, to the extent permitted by law, no Secured Party shall suffer any liability whatsoever for any failure (other than a wilful failure) to send such notification.

                           (d)      NOTICES TO OTHER SECURED PARTIES. Subject to
SECTION 2.11(a) hereof, each Secured Party shall endeavor, in good faith, to provide each other Secured Party with notice (in accordance with the notice provisions hereof) of the acceleration of its respective Obligations; PROVIDED, HOWEVER, that no Secured Party shall suffer any liability whatsoever for any failure (other than a wilful failure) to send such notification.

                           (e)      NOTICES PRIOR TO COMMENCING CERTAIN
ENFORCEMENT ACTIONS. Anything herein to the contrary notwithstanding, but subject nonetheless to the limitations on Enforcement Actions imposed under
Section 2.11(a) above, (i) the Secured Agreement Obligee Group shall not take any Enforcement Action against the Collateral or the Notes without giving at least ten (10) Business Days prior written notice to the DK Representative and the Anglo American Representative, and (ii) the Anglo American Lender Group shall not take any Enforcement Action against the Collateral without giving at least ten (10) Business Days prior written notice to the DK Representative and the Secured Agreement Obligee Representative. Any failure to give any such notice shall not give rise to any rights in favor of the Company or any Subsidiary of the Company or any Person claiming by, through or under the Company or any Subsidiary of the Company.

                  2.12 WAIVER OF MARSHALING. Each party to this Agreement hereby waives any right to require another party hereto to marshal any security or collateral or otherwise to compel another party hereto to seek recourse against or satisfaction of the indebtedness owed to it from one source before seeking recourse or satisfaction from another source.

                  2.13 CREDIT FOR REMITTED COLLATERAL PROCEEDS. For purposes of the allocation of proceeds of Collateral pursuant to SECTION 2.2, Obligations owed to a Secured Party shall be deemed increased to include any amounts by which such Obligations were reduced as a result of the receipt of proceeds of Collateral that the Secured Party has remitted to the Collateral Agent for payment or distribution to another Secured Party in accordance with the terms hereof.

                  2.14     EFFECT OF DISPOSITIONS OF COLLATERAL ON JUNIOR
LIENS. The parties agree that (a) any collection, exchange, sale, or other disposition of Collateral comprising Personal Property, Homesite Contracts Receivable, Commercial Receivables and Subsidiary Stock pursuant to the Uniform Commercial Code by the party having the senior priority in such Collateral shall be free and clear of the equal or junior Liens of the other parties hereto in such Collateral (the proceeds of any such collection, exchange, sale, or other disposition to be applied in accordance with SECTION

2.2), (b) any collection, exchange, sale, or other disposition of Collateral comprising Personal Property, Homesite Contracts Receivable, Commercial Receivables and Subsidiary Stock pursuant to the Uniform Commercial Code by a party that does not have the senior priority Lien in such Collateral shall be subject to the senior Liens in such Collateral; (c) any foreclosure sale of Collateral comprising Real Property by the party having the senior priority in such Collateral shall be free and clear of the equal or junior Liens of the other parties hereto in such Collateral (the proceeds of any such collection, exchange, sale, or other disposition to be applied in accordance with SECTION 2.2); and (d) any foreclosure sale of Collateral comprising Real Property by a party that does not have the senior Lien in such Collateral shall be subject to the senior Liens in such Collateral.

                  2.15 MUTUAL CONSENTS. Each of the DK Lenders, the Anglo American Lenders, and the Secured Agreement Obligees hereby consents to the execution and delivery by the Company and its Subsidiaries and the Secured Parties party thereto of the Secured Debt Documents executed and delivered on or before the date hereof, and to the transactions contemplated thereby.

                  2.16 PAYMENT SUBORDINATION BY SECURED AGREEMENT OBLIGEES. Anything in this Agreement or the relevant Secured Debt Documents to the contrary notwithstanding, except to the extent of the Permitted Payments duly and properly received by any party prior to the occurrence of a Determination Event, each member of the Junior Creditor Group hereby covenants and agrees that the Designated Junior Indebtedness, including the payment of principal, premium, or interest, including all expenses, fees, interest, indemnification, and other amounts now or hereafter payable under the relevant Secured Debt Documents by the Obligors (all of the foregoing, the "SUBORDINATED OBLIGATIONS") shall be subordinate and junior, to the extent set forth below, and subject in right of payment to the prior payment in full of all Designated Senior Indebtedness. Moreover, as between the Anglo American Loan Obligations and the Secured Agreement Obligations, the Secured Agreement Obligations shall be subordinate and junior to the extent set forth below, and subject in right of payment to the prior payment in full of the Anglo American Obligations.

                  The expression "payment in full" or "paid in full" or any similar term or phrase when used in any provision of this Agreement with respect to Designated Senior Indebtedness (or the Anglo American Loan Obligations in relation to the Secured Agreement Obligations) shall mean the payment in full of all such Designated Senior Indebtedness in cash (or in other forms of consideration affirmatively consented to by the holders of such Designated Senior Indebtedness in their sole discretion), or, in the case of Designated Senior Indebtedness consisting of contingent obligations in respect of letters of credit or other reimbursement obligations, the setting apart of cash (or other property affirmatively consented to by the holders of such Designated Senior Indebtedness in their sole discretion) sufficient to discharge such portion of Designated

Senior Indebtedness in an account for the exclusive benefit of the holders thereof, in which account such holders shall be granted by the Obligors a first priority perfected security interest in a manner reasonably acceptable to such holders.

                           (a)      If (i) the Obligors shall default in any
payment on any Designated Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for payment or prepayment or by declaration or acceleration or otherwise, after any applicable grace period (a "Payment Default Subordination Event") and (ii) the Junior Creditor Group's Representative(s) shall have received a Payment Default Subordination Notice, then the Obligors shall not make and no member of the Junior Creditor Group shall accept or receive from any Obligor any direct or indirect payment (in cash, assets, securities, by setoff, or otherwise) on account of the Designated Junior Indebtedness (or on account of the purchase, redemption, or other acquisition of the Designated Junior Indebtedness) during the Payment Blockage Period; PROVIDED, HOWEVER, that in the case of any payment on or in respect of any Designated Junior Indebtedness (other than the redemption or repurchase of the Preferred Stock pursuant to a Redemption Notice or a Repurchase Notice, which redemption or repurchase shall not be permitted under any circumstances until the DK Loan Obligations and the Anglo American Loan Obligations shall have been paid in full) that would (in the absence of any such Payment Default Subordination Notice) have been due and payable on any date (a "Scheduled Payment Date") during such Payment Blockage Period, the provisions of this SUBSECTION (A) shall not prevent the making of such payment (a "Scheduled Payment") on or after the date immediately following the termination of such Payment Blockage Period. The foregoing provisions of this SUBSECTION (A) to the contrary notwithstanding, the failure by the Obligors to make a Scheduled Payment on a Scheduled Payment Date during a Payment Blockage Period shall nevertheless constitute an Event of Default under the relevant Secured Debt Documents of the Junior Creditor Group, at the time and in the manner provided therein. Supplementing the foregoing, if the Representative of the Senior Creditor Group shall fail to send a Payment Default Subordination Notice to the Representative of the Junior Creditor Group following the occurrence of a Payment Default Subordination Event, the Anglo American Representative may send notice to the Representative of the DK Lender requesting the sending of such notice, whereupon unless the Representative of the Senior Creditor Group shall elect to send such notice within five (5) days after the receipt of such request, such Payment Default Subordination Notice may be sent by the Anglo American Representative.

                  In the event that, notwithstanding the foregoing, the Obligors shall make any payment to any member of the Junior Creditor Group prohibited by the foregoing provisions of this SUBSECTION (A), or if any member of the Junior Creditor Group shall otherwise receive any direct or indirect payment to which it is not entitled pursuant to the express terms of this Agreement, then and in such event such payment shall be segregated by such member and held in trust for the benefit of and immediately shall be paid over to the Representative of the Designated Senior Indebtedness for application against the Designated Senior Indebtedness remaining unpaid until both the DK Loan Obligations and the Anglo American Loan Obligations are paid in full. Any Payment Default Subordination Notice shall be deemed received by the Representative(s) of the Junior Creditor Group upon the earlier of: (x) the date of actual receipt by the Representative(s) of the Junior Creditor Group of such Payment Default Subordination Notice in writing, or (y) the date on which the Representative of the Senior Creditor Group shall have telephonically notified the Representative(s) of the Junior Creditor Group of the occurrence of a Payment Default Subordination Event and indicated that it was sending a written Payment Default Subordination Notice to the Representative(s) of the Junior Creditor Group, which such Payment Default Subordination Notice may be sent by messenger, overnight courier service, telefacsimile, or certified mail return receipt requested, but if such written Payment Default Subordination Notice is not received by the Representative(s) of the Junior Creditor Group within five
(5) Business Days of the date of the telephonic notice then such Payment Default Subordination Notice shall be deemed never to have been given.

                           (b)      Except under circumstances when the terms of
SUBSECTIONS (a) OR (c) are applicable, if (i) there shall occur an Event of Default under any provision of the relevant Secured Debt Documents (a "Non-Payment Default Subordination Event"), and (ii) the Junior Creditor Group's Representative(s) shall have received a Non-Payment Default Subordination Notice, then the Obligors shall not make and no member of the Junior Creditor Group shall accept or receive from any Obligor any direct or indirect payment (in cash, assets, securities, by setoff, or otherwise) on account of the Designated Junior Indebtedness (or on account of the purchase, redemption, or other acquisition of the Designated Junior Indebtedness) during the Non-Payment Blockage Period; PROVIDED, HOWEVER, that in the case of any Scheduled Payment on or in respect of any Designated Junior Indebtedness (other than the redemption or repurchase of the Preferred Stock pursuant to a Redemption Notice or a Repurchase Notice, which redemption or repurchase is prohibited under the terms of the DK Loan Documents and the Anglo American Loan Documents until the Designated Senior Indebtedness shall have been paid in full) that would (in the absence of any such Non-Payment Default Subordination Notice) have been due and payable on any Scheduled Payment Date during such Non-Payment Blockage Period, the provisions of this SUBSECTION (b) shall not prevent the making of such Scheduled Payment on or after the date immediately following the termination of such NonPayment Blockage Period. Supplementing the foregoing, if the Representative of the Senior Creditor Group shall fail to send a Non-Payment Default Subordination Notice to the Representative of the Junior Creditor Group following the occurrence of a NonPayment Default Subordination Event, the Anglo American Representative may send notice to the Representative of the DK Lender requesting the sending of such notice, whereupon unless the Representative of the Senior Creditor Group shall elect to send such notice within five (5) days after the receipt of such request, such Non-Payment Default Subordination Notice may be sent by the Anglo American Representative.

                  In the event that, notwithstanding the foregoing, the Obligors shall make any payment to any member of the Junior Creditor Group prohibited by the foregoing provisions of this SUBSECTION (b), or if any member of the Junior Creditor Group shall otherwise receive any direct or indirect payment to which it is not entitled pursuant to the express terms of this Agreement, then and in such event such payment shall be segregated by such member and held in trust for the benefit of and immediately shall be paid over to the Representative of the Designated Senior Indebtedness for application against the Designated Senior Indebtedness remaining unpaid until the DK Loan Obligations and the Anglo American Loan Obligations are paid in full. Any NonPayment Default Subordination Notice shall be deemed received by the Representative(s) of the Junior Creditor Group upon the earlier of: (x) the date of actual receipt by the Representative(s) of the Junior Creditor Group of such NonPayment Default Subordination Notice in writing, or (y) the date on which the Representative of the Senior Creditor Group shall have telephonically notified the Representative(s) of the Junior Creditor Group of the occurrence of a Non-Payment Default Subordination Event and indicated that it was sending a written Non-Payment Default Subordination Notice to the Representative(s) of the Junior Creditor Group, which such Non-Payment Default Subordination Notice may be sent by messenger, overnight courier service, telefacsimile, or certified mail return receipt requested, but if such written Non-Payment Default Subordination Notice is not received by the Representative(s) of the Junior Creditor Group within five (5) Business Days of the date of the telephonic notice then such Non-Payment Default Subordination Notice shall be deemed never to have been given.

                           (c)      In the event of the institution of any
Insolvency or Receivership Proceeding relative to any of the Obligors, then (i) all Designated Senior Indebtedness shall first be paid in full before any direct or indirect payment or distribution is made by or on behalf of the Obligors on the Subordinated Obligations; (ii) any payment or distribution of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Junior Creditor Group would be entitled but for the provisions of this SUBSECTION (c) shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver, a liquidating trustee, or otherwise, directly to the Representative of the Senior Creditor Group, to the extent necessary to make payment in full of all Designated Senior Indebtedness remaining unpaid; and (iii) no vote by the Junior Creditor Group in respect of its claims with respect to the Obligations, and no exercise of rights and remedies by the Junior Creditor Group, shall be in contravention of any express provision of this Agreement, the provisions of which shall continue to be applicable throughout the course of any such Insolvency or Receivership Proceeding. In the event that, notwithstanding the foregoing provisions of this SUBSECTION (c) the Junior Creditor

Group shall have received any such payment or distribution of any kind or character, whether in cash, property or securities, by setoff or otherwise, before all Designated Senior Indebtedness is paid in full, then and in such event such payment or distribution shall be segregated and held in trust for the benefit of and immediately shall be paid over to the Representative of the Senior Creditor Group for application to the payment of all Designated Senior Indebtedness remaining unpaid until all such Designated Senior Indebtedness shall have been paid in full. Nothing in this paragraph shall prohibit the holders of the Designated Junior Indebtedness from receiving and retaining cash, property, or securities from any Person other than the Obligors with respect to their claims in any Insolvency or Receivership Proceeding of any Person other than the Obligors. Notwithstanding any contrary provision of this Agreement, but without limiting any provision of this Agreement that otherwise expressly would PERMIT a payment or distribution to be received or retained by a Person, for purposes of this ARTICLE 2, the words "cash, property, or securities" as used with respect to distributions to the Junior Creditor Group shall not be deemed to include, and the Junior Creditor Group shall be entitled to receive and retain all distributions of, (a) common stock of the Company, (b) preferred stock of the Company, or (c) debt securities of the Company or any Subsidiary of the Company or any other Person provided for by a Combined Plan if the following criteria, as applicable, are satisfied: (A) such stock or securities are subordinated to the Designated Senior Indebtedness to at least the same extent as the Designated Junior Indebtedness is subordinated to the Designated Senior Indebtedness as provided in this SECTION 2.16; (B) any such common stock shall not be entitled to receive or retain dividends of any Obligor, and shall not be subject to mandatory redemption or repurchase obligations of any Obligor, other than dividends payable solely in common stock, until the Designated Senior Indebtedness is paid in full; (C) any such preferred stock shall not be entitled to receive or retain dividends of any Obligor, and shall not be subject to mandatory redemption or repurchase obligations of any Obligor, other than dividends payable solely in either common stock or preferred stock subject to the same restrictions as the preferred stock with respect to which such dividends are paid, and other than mandatory redemption obligations substantially equivalent to those with respect to the Preferred Stock as to which any resulting claims or liens are subordinated to those with respect to the Designated Senior Indebtedness to at least the same extent as the Designated Junior Indebtedness is subordinated to the Senior Designated Indebtedness as provided in this SECTION 2.16, until the Designated Senior Indebtedness is paid in full; (D) any such debt securities shall not by their terms provide for any payments or amortization to or for the benefit of the holders thereof from the assets or properties of any Obligor, other than payments solely in common stock or preferred stock of the type described above in the foregoing CLAUSES (A) THROUGH (C), prior to the time that the Designated Senior Indebtedness is scheduled to be paid in full pursuant to the terms of the Combined Plan or any evidences of indebtedness issued pursuant to the Combined Plan to the holders of the Designated Senior Indebtedness; and (E) no debt securities may be received or retained by the Junior Creditor Group if the Senior Creditor Group has received on account of its claims in the Combined Plan any equity of any Person, other than truly DE MINIMIS amounts of equity, and other than equity the acceptance of which was affirmatively consented to by the Senior Creditor Group in its sole discretion.

                           (d)      If the Junior Creditor Group does not file
legally sufficient proof(s) of claim (or the equivalent thereof), in their legally required form, with respect to their claims (including, for all purposes of this subsection (d), with respect to any interests included within the Designated Junior Indebtedness) subject to the subordination provisions of this Agreement, in any Insolvency or Receivership Proceeding of any of the Obligors, prior to 15 days before the expiration of time to file such proof of claim (or the equivalent thereof), then the Representative of the Senior Creditor Group shall have the right (but not the obligation) in such proceeding, and hereby irrevocably is appointed lawful attorney of the Junior Creditor Group for the purpose of enabling the Representative of the Senior Creditor Group to file and prosecute such proof of claim (or the equivalent thereof), and collect, receive and give receipt for the payments and distributions in respect of the Designated Junior Indebtedness that are made in such proceeding and that are required to be paid or delivered to the Senior Creditor Group as provided in SUBSECTION (c), and to prove all claims therefor, to execute and deliver all documents in such proceeding, and to pursue the rights and remedies respecting such claims (including the right to vote in connection with one or more proposed plans of reorganization), in each case, in name of the Junior Creditor Group or otherwise in respect of such claims, as the Representative of the Senior Creditor Group reasonably may determine to be necessary or appropriate, PROVIDED, THAT, the Representative of the Senior Creditor Group shall act in a commercially reasonable manner and shall notify the Representative(s) of the Junior Creditor Group prior to commencing the first of any such actions. The Representative of the Senior Creditor Group shall be entitled to take any of the actions specified in this SUBSECTION (d) for the benefit of the Senior Creditor Group.

                           (e)      Anything in CLAUSES (a), (b) OR (c) of this
SECTION 2.16 to the contrary notwithstanding, no Member of the Junior Creditor Group shall be entitled to receive or retain from or for the account of any Obligor any payment of principal with respect to the Anglo American Loan Obligations, the Notes or the Secured Agreement Obligations (including, without limitation, any payment for or in respect of the redemption or repurchase of the Preferred Stock or dividends thereon (other than dividends in the form of common stock or preferred stock if all of the criteria in clauses (A) through (E) of
Section 2.16(c) are satisfied)), or any Extraordinary Reimbursement Payment with respect to the Anglo American Loan Obligations or the Secured Agreement Obligations, prior to payment in full of the Designated Senior Indebtedness, without the prior written consent of the Representative of the Senior Creditor Group, which the Representative of the Senior Creditor Group may grant or withhold in its sole discretion.

                  In the event that, notwithstanding the foregoing, any Anglo American Lender or Secured Agreement Obligee shall receive any payment from or for the account of any Obligor prohibited by the foregoing provisions of this SUBSECTION (e), then and in such event such payment shall be segregated by such recipient and held in trust for the benefit of the DK Lender Group and immediately shall be paid over to the DK Representative for application against the DK Loan Obligations remaining unpaid until such DK Loan Obligations are paid in full.

                  No right of the Senior Creditor Group to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any of the Obligors or by any non-compliance by any of the Obligors with the terms, provisions, and covenants of this Agreement or the relevant Secured Debt Documents, regardless of any knowledge thereof the Senior Creditor Group may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the Senior Creditor Group may, at any time and from time to time, without the consent of or notice to the Junior Creditor Group, without incurring responsibility and without impairing or releasing the subordination provided in this SECTION 2.16 or the obligations to the Senior Creditor Group, do any one or more of the following (so long as the taking of such actions or omissions are not otherwise prohibited pursuant to Section 2.9): (a) change the manner, place or terms of payment or extend the time of payment of, or renew, amend, modify, or alter, any Designated Senior Indebtedness or any instrument evidencing the same to the extent in respect of such Designated Senior Indebtedness, or any agreement evidencing, governing, creating, guaranteeing or securing any Designated Senior Indebtedness to the extent in respect of such Designated Senior Indebtedness; (b) sell, exchange, release, or otherwise deal with any property pledged, mortgaged or otherwise securing Designated Senior Indebtedness on which the Liens of the Senior Creditor Group has priority over the Liens of the Junior Creditor Group thereon; (c) release any Person liable in any manner for the collection of Designated Senior Indebtedness; (d) fail or delay in the perfection of Liens on Collateral securing the Designated Senior Indebtedness, and (e) exercise, waive or refrain from exercising any rights against any of the Obligors in respect of the Designated Senior Indebtedness or any of the Collateral.

                  The provisions of this SECTION 2.16 are for the purpose of defining the relative rights of the Senior Creditor Group on the one hand, and the Junior Creditor Group on the other hand, and nothing herein shall impair, as between any of the Obligors and the Junior Creditor Group, the obligation of such Obligor, which is unconditional and absolute, to pay to the Junior Creditor Group the principal thereof and premium, if any, and interest thereon in accordance with their terms and the provisions hereof, nor, except as expressly set forth in this SECTION 2.16 or in SECTION 2.11 or elsewhere in this Agreement solely for the benefit of the Senior

Creditor Group, shall anything herein prevent the Junior Creditor Group from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the relevant Secured Debt Documents (including the right to demand payment and sue for performance hereof and of the relevant Secured Debt Documents and to accelerate the maturity thereof as provided therein), subject to the rights, if any, of the Senior Creditor Group under this
SECTION 2.16 and/or under SECTION 2.11 or elsewhere in this Agreement.

                  If a claim is made upon any member of the Senior Creditor Group for repayment or recovery of any amount (a "Voidable Transfer") on account of any Designated Senior Indebtedness under any state or federal law, whether by reason of preference, fraudulent conveyance, or otherwise and if member of the Senior Creditor Group repays all or a portion of such amounts by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over such member of the Senior Creditor Group, or (b) any settlement or compromise of any claim effected by such member of the Senior Creditor Group based upon the reasonable advice of counsel, then, as to the amount that has been repaid, the provisions of this SECTION 2.16 automatically shall be reinstated and restored and the amount so repaid shall constitute Designated Senior Indebtedness entitled to the benefits of this SECTION 2.16 as of the date first received as if such Voidable Transfer never had been made. The foregoing provisions of this SECTION 2.16 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become members of the Senior Creditor Group holding Designated Senior Indebtedness, and such provisions are made for the benefit of, and may be enforced directly by, members of the Senior Creditor Group, who hereby are expressly stated to be intended beneficiaries of this SECTION 2.16.

                  Any other provision of this Agreement to the contrary notwithstanding, upon payment by any Secured Creditor (the "Paying Secured Creditor") to any other Secured Creditor (the "Payee Secured Creditor") of any Designated Senior Indebtedness pursuant to any of the provisions of this Agreement, then in addition to any other rights of subrogation that the Paying Secured Creditor may have by operation of law, the Paying Secured Creditor shall automatically be subrogated and shall succeed to all of the rights of the Payee Secured Creditor to receive payments or distributions of assets of the Obligors with respect to the Designated Senior Indebtedness so paid (and any security therefor) until all of the Designated Junior Indebtedness shall be paid in full. For purposes of such subrogation and succession, payments to the Payee Secured Creditor of any cash, assets, stock or obligations which the Paying Secured Creditor paid over to the Payee Secured Creditor shall, as between any of the Obligors, its creditors (other than the Senior Creditor Group), and the Junior Creditor Group, at the option of the Paying Secured Creditor, be deemed to be a payment of the Designated Senior Indebtedness or the Designated Junior Indebtedness and, accordingly, such Paying Secured Creditor shall have rights under one or the other of such instruments, but not both. The foregoing notwithstanding, no Secured Agreement Obligee may exercise any of its rights in respect of such subrogation or succession until the DK Lenders have received payment in full of all DK Loan Obligations and the Anglo American Lenders have received payment in full of all Anglo American Loan Obligations, and no Anglo American Lender may exercise any of its rights in respect of such subrogation or succession until the DK Lenders have received payment in full of all DK Loan Obligations, and any payments to the Paying Secured Creditor in respect of the obligations subject to such subrogation or succession shall be subject to the priorities set forth in Section 2.1 and the payment provisions of this Agreement.

                  Anything in this SECTION 2.16 to the contrary notwithstanding, the Anglo American Lender Group shall not be subject to a Blockage Period unless the Secured Agreement Obligee Group also is subject to a Blockage Period.

                  2.17 TERMINATION OF AGREEMENT AS TO SECURED AGREEMENT OBLIGEE UPON RELEASE OF COLLATERAL. (a) Anything in Section 2.4(a) hereof to the contrary notwithstanding, the Secured Agreement Obligee may, at its sole and absolute discretion, exercisable at any time upon delivery of written notice to the Collateral Agent, the DK Representative, and the Anglo American Representative, release its claims against the Collateral, the Subsidiaries, the SP Entities, the Joint Ventures and the property and assets thereof (collectively, the "Collateral and Subsidiary Claims") and all rights of setoff under all instruments and documents evidencing or securing the Secured Agreement Obligations (including, all claims of any kind against the Subsidiaries and SP Entities under any Guarantees and/or as co-makers of that certain Secured Evidence of Joint and Several Repurchase Obligation dated June 24, 1997 made by the Company and certain of the Subsidiaries and SP Entities for the benefit of AP-AGC, LLC) and its Lien upon the Collateral (whether voluntarily or involuntarily as a result of the commencement of a proceeding under the United States Bankruptcy Code), whereupon upon the receipt by the Representative of the Senior Creditor Group of evidence that all Guarantees, notes and other security documents of the Company, the Subsidiaries and the SP Sub Entities in favor of the Secured Agreement Obligee have been irrevocably terminated and all mortgages, pledges and Uniform Commercial Code financing statements of the Company, the Subsidiaries and the SP Sub Entities in favor of the Secured Agreement Obligee have been released to the reasonable satisfaction of the DK Loan Representative and the Anglo American Representative, the provisions of this Agreement, including, without limitation, the provisions of Sections 2.3 (except as provided in Section 2.17(c) below), 2.9, 2.11 and 2.16, shall become null and void and of no further force and effect as they relate to the Secured Agreement Obligee (except as provided in Section 2.16(c)); provided that this Agreement shall continue in effect, and the Collateral Agent, the DK Lenders and the Anglo American Lenders shall be entitled to rely upon the terms and provisions of this Agreement with respect to their respective rights and obligations theretofore and thereafter accruing, and no such termination shall affect or impair any rights theretofore accrued and inuring to the benefit of the Collateral Agent, the DK Lenders and/or the Anglo

American Lenders against each other or the Secured Agreement Obligees in respect of matters or events arising prior to such termination, and no such termination shall excuse any breach of this Agreement theretofore occurring. If and to the extent the Secured Agreement Obligee shall so elect to release and terminate its Collateral and Subsidiary Claims, rights of setoff and Lien upon the Collateral, as aforesaid, or if, as a result of the commencement of a proceeding under the United States Bankruptcy Code, the Collateral and Subsidiary Claims, rights of setoff and Lien of the Secured Agreement Obligee shall be so released and terminated to the reasonable satisfaction of the DK Loan Representative and the Anglo American Loan Representative, then and in either such event (each, a "Lien Release Event"), neither the Collateral Agent, any DK Lender, nor any Anglo American Lender shall thereafter allege that the Secured Agreement Obligee is not entitled to proceed as an unsecured creditor of the Company based upon the existence of this Agreement or upon the Secured Agreement Obligee's prior Lien.

                           (b)      In no event shall any party hereto
institute, or join as a party in the institution of or knowingly finance or otherwise assist in the commencement or prosecution of, any action, suit or proceeding contesting in any manner, or raising any defense to, the validity or enforceability of any unsecured claim of the Secured Agreement Obligees against the Company arising out of the redemption or repurchase of the Preferred Stock, following notice to the Collateral Agent, the DK Representative and the Anglo American Representative of the occurrence of a Lien Release Event.

                           (c)      Notwithstanding any release of Lien and the
termination of this Agreement as to the Secured Agreement Obligee upon or by reason of a Lien Release Event, the provisions of Section 2.3 (to the extent of the obligation to disgorge or pay over any payment or any transfer received in violation of any provision of this Agreement prior to the occurrence of the Lien Release Event), Sections 2.4(b) and 2.4(c), Section 2.7 (to the extent any such payment to the Secured Agreement Obligee results from a Dividend declared by the Company's Board of Directors at a time when any director, employee or designee of Secured Agreement Obligee was serving as a director on the Board of Directors of the Company), Section 2.18 (to the extent any such payment to the Secured Agreement Obligee was made at a time when any director, employee or designee of Secured Agreement Obligee was serving as a director on the Board of Directors of the Company) and Section 4.14 hereof shall survive such release and termination and shall remain in effect until the payment in full of the Designated Senior Indebtedness.

                           (d)      If at the time that the Collateral Agent
shall be required to disburse any proceeds of the Collateral to any of the Secured Parties pursuant to this Agreement, the Lien of the Notes shall be determined not to have been perfected, then and in that event the provisions of this Agreement shall become null and void and of no

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                                                                              50

further force and effect as they relate to the Notes and the Secured Agreement Obligee may proceed as an unsecured creditor of the Company with respect thereto; provided that the surviving provisions identified in subsection 2.17(c) above in the case of a Lien Release Event shall similarly survive in respect of the payment of any portion of the proceeds of the Collateral on the Notes and the Collateral Agent, the DK Lenders and the Anglo American Lenders shall be entitled to rely upon the terms and provisions of this Agreement with respect thereto.

                  2.18 PAYMENTS ON NOTES. Anything herein to the contrary notwithstanding, no payment of other than current interest and the 20% Profits Interest (as defined in the Revolving Loan Agreement) may be made on the Notes under any circumstances until the DK Loan Obligations and the Anglo American Loan Obligations shall have been paid in full.

SECTION 3.  COLLATERAL AGENCY PROVISIONS

                  3.1 DECLARATION OF AGENCY. The Secured Parties hereby appoint the Collateral Agent as administrative agent of the Secured Parties with respect to the proceeds of all Collateral, and as in accordance with the provisions of this Agreement. The Collateral Agent hereby declares and agrees that it holds and will hold as agent for the Secured Parties under this Agreement all sums and property received by the Collateral Agent pursuant to this Agreement (such sums and property are hereinafter referred to as the "AGENCY FUNDS"), under and subject to the conditions set forth in this SECTION 3 and for the benefit of the Secured Parties as provided herein. The Company and its Subsidiaries and Secured Parties each hereby agree that all of the Obligations and rights to payment set forth in clauses "First" through and including "Fifth" of SECTION 2.2 hereof are to be secured by the Agency Funds and that all of the Agency Funds are to be administered by the Collateral Agent, subject to the further covenants, conditions, uses and purposes set forth in this SECTION 3. M.H. Davidson & Co., LLC hereby acknowledges that it has succeeded as Collateral Agent and accepts such appointment, and, by its acknowledgment hereto, The Bank of New York acknowledges that it has resigned as the SP Sub Collateral Agent (as defined in the Old Intercreditor Agreement). The parties hereto waive any notice requirement in connection with such resignation and succession, and hereby expressly consent thereto.

                  3.2 GENERAL AUTHORITY OF THE COLLATERAL AGENT. The Collateral Agent and any officer or agent thereof may, from time to time in the Collateral Agent's discretion, take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms and conditions of this Agreement and accomplish the purposes hereof and thereof.

                  3.3      REMEDIES NOT EXCLUSIVE.

                           (a)      No remedy conferred upon or reserved to the
Collateral Agent herein is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute.

                           (b)      No delay or omission by the Collateral Agent
to exercise any right, remedy or power hereunder shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

                           (c)      If the Collateral Agent shall have proceeded
to enforce any right, remedy or power under this Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Collateral Agent and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

                           (d)      All rights of action and of asserting claims
upon or under this Agreement may be enforced by the Collateral Agent without the possession of any instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be brought in its name as Collateral Agent and any recovery of judgment shall be administered as part of the Agency Funds.

                  3.4 LIMITATION ON COLLATERAL AGENT'S DUTY IN RESPECT OF COLLATERAL. Beyond their duties as to the custody thereof expressly provided herein and to account to the Secured Parties for moneys and other property received by it hereunder, the Collateral Agent shall not have any duty to the Company or any Subsidiary or to the Secured Parties as to any Collateral, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  3.5 COMPENSATION AND EXPENSES. By its acknowledgment below, the Company agrees to pay, or cause the Subsidiaries to pay, from time to time upon demand, all of the reasonable fees, costs and expenses of any kind or nature whatsoever of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its subagents (as hereinafter defined), counsel and such special counsel, accountants or other experts as the Collateral Agent elects to retain, in each case determined on the basis of hourly charges at normal hourly rates) incurred or required to be advanced in connection with the preservation, protection or defense of the Collateral Agent's rights under this Agreement and in and to the Agency Funds. If, after demand, the Company or Subsidiaries fail to pay such fees, costs and expenses, the Secured Parties, on a pro rata basis based upon their respective shares of the Obligations, agree to make such payment to the Collateral Agent; PROVIDED that, to the extent that such fees, costs and expenses can be reasonably allocated to Collateral in which particular Secured Parties have a senior lien, or to actions taken on behalf of particular Secured Parties, the Collateral Agent shall collect such amounts only from such Secured Parties, among themselves on a pro rata basis, based on their respective shares of the Obligations owed to such Secured Parties. No payment of fees, costs, or expenses by a Secured Party, pursuant to SECTION 2.2 hereof or otherwise, shall relieve the Company or any Subsidiary of the Company of liability therefor.

                  3.6      INDEMNIFICATION.

                                    (i) Each of the Secured Parties agrees to
and does hereby indemnify, hold harmless, and defend the Collateral Agent in its capacity as such, or any subagent of the Collateral Agent in its capacity as such (in each case to the extent not reimbursed by the Company and Subsidiaries or from the Collateral, and without limiting the obligation of the Company and Subsidiaries to do so), based, except as otherwise provided below, on such Secured Party's pro rata share of the outstanding Obligations, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever which are imposed on, incurred by, or asserted against the Collateral Agent in its capacity as such, or any subagent of the Collateral Agent in its capacity as such, in any way relating to or arising out of this Agreement or the Secured Debt Documents, or as a result of any action taken or omitted to be taken by the Collateral Agent pursuant to the provisions of this Agreement or of the Secured Debt Documents, unless arising from the gross negligence or willful misconduct of the Collateral Agent; PROVIDED that, to the extent that such indemnified amount can be reasonably allocated to Collateral in which particular Secured Parties have a senior lien, or to actions taken on behalf of particular Secured Parties, the Collateral Agent shall collect such indemnified amounts only from such Secured Parties, among themselves on a pro rata basis, based on their respective shares of the Obligations owed to such Secured Parties.

                                    (ii) The agreements in this SECTION 3.6
shall survive the termination of the other provisions of this Agreement.

                  3.7      EXCULPATORY PROVISIONS.

                           (a)      The Collateral Agent makes no
representations as to the value or condition of the Agency Funds or any part thereof, or as to the title of the Company or Subsidiaries thereto or as to the Collateral, or as to the accuracy, sufficiency, completeness, or truthfulness of any warranty or representation made by the Company or any Subsidiary thereof, or as to the validity, execution (except its own execution), enforceability, attachment, perfection, priority, legality or sufficiency of this Agreement, or the Obligations, or any lien or security interest in the Collateral, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging the liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement or any of the Secured Debt Documents on the part of any Person party thereto or to inspect the Collateral or any asset of the Company or any Subsidiary thereof, and shall not have any duty to take actions to perfect liens or security interests, or to monitor, continue in effect, or renew the perfection thereof, or to file any continuation statements in connection therewith, and may choose, without incurring any liability hereunder, not to perfect (or take steps to reperfect or continue in effect the perfection of) particular liens or security interests if it deems such perfection not to be appropriate or cost-effective (for example, by way of illustration but not by way of limitation, if such perfection would be unduly expensive, complicated, time-consuming, or impractical), or if the relative value of the affected Collateral is not deemed sufficient to warrant taking the steps that would be necessary to perfect (or to reperfect or to continue or monitor perfection), or if the Collateral Agent shall have agreed with the Company or any Subsidiary thereof to refrain from perfecting a lien or security interest absent defined conditions (such as the occurrence of an Event of Default under a Secured Debt Document).

                           (b)      Notwithstanding any other provision of this
Agreement, the Collateral Agent and its subagents shall not be personally liable for any action taken or omitted to be taken by it or them in accordance with this Agreement, except for its own gross negligence or willful misconduct.

                           (c)      The Collateral Agent may accept deposits
from, lend money to, and generally engage in any kind of banking or trust business with the Company and its Subsidiaries as if it were not the Collateral Agent, but subject always to the terms and provisions of this Agreement.

                           (d)      The Collateral Agent shall not be deemed to
have knowledge of any matter, fact, state of events, or thing, including, without limitation, the existence or continuance of any Event of Default under any Secured Debt Document, unless the Collateral Agent has received written notice thereof from the Company, a Subsidiary of the Company, a Secured Party, or a Representative, which notice, if it pertains to an Event of Default, conspicuously shall state that such notice is a "Notice of Default."

                  3.8 DELEGATION OF DUTIES. The Collateral Agent may execute, exercise, or perform any of the rights, powers, privileges, duties, responsibilities, or obligations set forth in this Agreement, in any Secured Debt Document, or pursuant to applicable law, either directly or by or through agents or attorneys-in-fact (hereinafter "subagents"). Any such subagent when acting in such capacity and within the scope of its authority shall have all rights and powers of the Collateral Agent, shall enjoy the full benefits and protections of all provisions hereof applicable to the Collateral Agent (including indemnities running to the Collateral Agent), and shall be subject to any duties of the Collateral Agent hereunder insofar as they specifically pertain to the rights being exercised by such subagent. To the extent that the rights, powers, privileges, duties, responsibilities, or obligations of the Collateral Agent have been delegated hereunder to a subagent, the Collateral Agent may leave to such subagent the exercise or non-exercise and performance or non-performance of such rights, powers, privileges, duties, responsibilities, and obligations; it shall not be the duty or responsibility of the Collateral Agent to oversee, direct, assist, monitor, evaluate, supervise, consult with, or report upon or with respect to the actions or inaction of, any subagent in connection with its exercise or non-exercise or performance or non-performance of such rights, powers, privileges, duties, responsibilities, or obligations. The Collateral Agent shall not be responsible for the negligence or misconduct of any subagents selected by it if such selection itself was without gross negligence or willful misconduct. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to its powers and duties. The parties recognize that a subagent may be legal counsel for the Collateral Agent or one or more of the Secured Parties, and each party hereto waives any conflict of interest and the right to disqualify a subagent from acting as legal counsel for its clients as a result of such subagent acting in the capacity of a subagent of the Collateral Agent.

                  3.9      RELIANCE BY COLLATERAL AGENT.

                           (a)      The Collateral Agent may consult with
counsel, accountants or other experts, including counsel, accountants and experts of the Company, and any opinion of counsel or opinion of accountants or other experts shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder, except for actions constituting gross negligence or willful misconduct. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement from any court of competent jurisdiction.

                           (b)      The Collateral Agent may rely, and shall be
fully protected in acting, upon any resolution, statement, certificate, instrument, opinion report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement.

                           (c)      The Collateral Agent shall not be under any
obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement or any Secured Debt Document unless the Collateral Agent shall have been provided indemnity adequate, in the good faith judgment of the Collateral Agent, to protect the Collateral Agent or its subagents against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may be incurred by it in connection therewith, including such reasonable advances as may be requested by the Collateral Agent. In any event, the Collateral Agent shall not be required to take any action that would, in its good faith judgment, violate the terms of this Agreement, the Secured Debt Documents, or applicable law.

                           (d)      The Collateral Agent may treat any Person
believed by it to be the holder of any claim with respect to any Obligation as the holder thereof until the Collateral Agent receives and accepts a written notification from such Person or its Representative, notifying the Collateral Agent of the transfer or assignment of such claim to an assignee, which notice shall identify the name and address of such assignee, and may treat any Person believed by it to be the Representative of another Person or class of Persons holding claims with respect to Obligations as the continuing Representative of such other Person or class of Persons until the Collateral Agent receives and accepts a notification from such Person that a new Representative has been designated for such Person or class of Persons, which notice shall identify the name and address of such new Representative.

                  3.10     LIMITATIONS AND DUTIES OF COLLATERAL AGENT.

                           (a)      The Collateral Agent shall be obligated to
perform such duties and only such duties as are specifically set forth in this Agreement. The Collateral Agent shall not, by reason of any term, provision, or condition of this Agreement or any Secured Debt Document have a fiduciary relationship with any Secured Party except to the extent expressly provided herein, and its only obligation with respect to Collateral shall be as expressly provided herein, and no implied covenants or obligations shall be read into this Agreement or any Secured Debt Document against the Collateral Agent.

                           (b)      The Collateral Agent shall not be under any
obligation to take any action which is discretionary with, or is not expressly directed to be taken by, the Collateral Agent under the provisions hereof or of any Secured Debt Document except upon the written direction of all of the Secured Parties holding a first priority lien in the affected Collateral. Subject to all applicable terms, provisions, and conditions hereof, including, without limitation, SECTION 3.9(c) hereof, the Collateral Agent shall act on the instructions of the Secured Parties holding a first priority lien in the affected Collateral, or their Representative.

                  3.11     RESIGNATION OF A COLLATERAL AGENT.

                           (a)      The Collateral Agent may at any time resign
as Collateral Agent hereunder by giving thirty (30) days' prior written notice to the Secured Parties. Upon any such resignation, the retiring Collateral Agent shall be discharged of the responsibilities hereby created, such resignation to become effective (i) upon the appointment of a successor Collateral Agent by the Secured Parties then holding the Designated Senior Indebtedness and (ii) the acceptance of such appointment by such successor Collateral Agent; PROVIDED that if a successor Collateral Agent has not been appointed and accepted such appointment within forty-five (45) days after the Collateral Agent has given the aforesaid written notice of resignation, the Collateral Agent may cause its resignation to become effective notwithstanding the absence of a successor Collateral Agent by assigning its rights and interests directly to the Secured Parties, as their respective rights, priorities, and interests appear, in accordance with the provisions of this Agreement, and, thereafter, any references to the Collateral Agent shall refer to the Secured Parties themselves, in accordance with their respective rights, priorities, and interests as set forth herein; PROVIDED, FURTHER, that, notwithstanding any such resignation, the resigning Collateral Agent shall continue to be entitled to the benefits of any indemnities provided for herein that run to the benefit of the Collateral Agent as to any matters that occurred prior to such resignation, or that thereafter arise out of or are related to any such matters. Anything hereinabove to the contrary notwithstanding, the Anglo American Representative shall have the absolute unilateral right to discharge and replace M.H. Davidson & Co., LLC as Collateral Agent hereunder, effective upon and at any time following the payment in full of the DK Loan Obligations and the return of any L/C Guarantees (as defined in the Revolving Loan Agreement) or cash collateral substituted therefor.

                           (b)      If at any time the Collateral Agent shall
resign, or otherwise become incapable of acting, the powers, duties, authority and title of the predecessor Collateral Agent shall be terminated and canceled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor by the Secured Parties. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor, provided, however, that the predecessor Collateral Agent shall execute whatever documents or instruments are necessary under applicable law to fully implement and effectuate the foregoing.

                           (c)      If at any time hereafter the DK Lender
Group, the Anglo American Lender Group, or the Secured Agreement Obligee Group concludes that the use of a single collateral agent acting for all Secured Parties with respect to any particular Collateral is no longer an acceptable arrangement, the parties agree, at the sole expense of the Company, to cooperate in restructuring the arrangement so that the separate lender groups are represented by separate collateral agents, subject to intercreditor arrangements that preserve the subordinations, priorities, and other substantive provisions hereof as among the Secured Parties, provided that the terms of any such documents or assignments entered into to facilitate or effect any such splitting of the collateral agency function shall be reasonably satisfactory in form and content to each lender group. Until any such replacement documents shall be executed and delivered, the parties hereto shall remain subject to and bound by the terms of this Agreement.

                  3.12 TERMINATION OF AGENCY. Upon (i) receipt by the Collateral Agent of a written certificate signed by each of the Secured Parties stating that all of the Obligations and other amounts owing to such Secured Parties under the applicable Secured Debt Documents and hereunder have been paid in full, or, in the case of commitments with respect thereto, terminated, and
(ii) payment in full of due and unpaid Collateral Agent's fees and any expenses related to the termination and release, the Liens in the Agency Funds shall terminate forthwith and all right, title and interest of the Collateral Agent in and to the Agency Funds shall revert to the Secured Parties and their respective successors and assigns.

                  3.13 ACCEPTANCE OF AGENCY. The Collateral Agent, for itself and its successors, hereby accepts the agency created by this SECTION 3 upon the terms and conditions hereof.

                  3.14 BOOKS AND RECORDS. The Collateral Agent will keep complete and accurate books and records of its activities and will render periodic accountings to the Secured Parties as they may reasonably request.

                  3.15 NON-RELIANCE ON THE COLLATERAL AGENT. Each Secured Party hereby acknowledges that it has, independently of and without reliance upon the Collateral Agent, or any subagent of the Collateral Agent, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into any transactions to which it is or may be a party with the Company or any Subsidiary thereof, and it shall, independently of and without reliance upon the Collateral Agent or any subagent, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own independent credit decisions in taking or omitting to take action under or in connection with the Obligations, this Agreement, or the Secured Debt Documents. Collateral Agent and its subagents shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the affairs, financial condition, or business of the Company or any Subsidiary thereof that may come into their possession.

                  3.16     NO JOINT VENTURE. Nothing contained in this
Agreement or any Secured Debt Document, and no action taken by any Secured Party, Representative, or the Collateral Agent or any subagent of the Collateral Agent, shall be deemed to constitute any group of such Persons to be a partnership, association, joint venture, or other composite entity.

                  3.17     GENERAL APPLICABILITY OF COLLATERAL AGENCY
PROVISIONS CONTAINED IN THIS AGREEMENT. The collateral agency provisions contained in this Agreement, including, without limitation, the provisions of
ARTICLE 3 of this Agreement, shall be generally applicable with respect to all of the Collateral and with respect to all of the Secured Debt Documents to which the Collateral Agent is a party or in which a Lien or security interest is granted to the Collateral Agent. To the extent that any Secured Debt Document contains collateral agency provisions, such provisions shall be supplemental to the general provisions contained in this Agreement and shall be construed consistently herewith to the extent practicable, but any inconsistency between any Secured Debt Document and this Agreement shall be governed by the provisions of this Agreement, and no Secured Debt Document shall impose upon the Collateral Agent any duty, obligation, or responsibility not consistent with any disclaimer or exculpatory provision contained in this Agreement.

SECTION 4.  MISCELLANEOUS

                  4.1 NOTICES. Except as otherwise expressly provided herein, all notices, consents, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy) and shall be deemed to have been duly given or made (i) when delivered by hand or (if telephone notice is permitted or required) by telephone, (ii) when transmitted via telecopy (or other facsimile device) to the numbers herein provided and the receipt of which is confirmed by telephone, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service (with appropriate air bill or shipping receipt and confirmation of delivery), or (iv) the fifth (5th) business day following the day on which the same is deposited in the mail (certified mail, return receipt requested and postage prepaid) to the applicable address as provided on Schedule 3 hereof (or such other address as to which any such party may give written notice to the other parties hereto).

                  4.2 WAIVER. No failure or delay on the part of any Secured Party in exercising any power or right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any other power or right preclude any other or further exercise thereof or the exercise of any other power or right. No waiver or approval by any Secured Party under this Agreement shall be applicable to subsequent transactions, except as may be otherwise stated in such waiver or approval.

                  4.3 NO REPRESENTATIONS; LIMITATION ON LIABILITY. Except as specifically provided herein, none of the Secured Parties make to any other Secured Party any representation, or assumes any responsibility, in respect of the execution, construction or enforcement of any Secured Debt Document, trust indenture or loan agreement, or any agreement or instrument of security or other document executed by the Company or its Subsidiaries. Except as a result of the breach by any Secured Party of any contractual obligation of that Secured Party arising under this Agreement, none of the Secured Parties shall have any liability to the other Secured Parties in respect of any Obligation or pursuant to the terms of this Agreement, except for such Secured Party's own gross negligence or willful misconduct.

                  4.4 CONFLICT. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Secured Debt Document, on the other hand, this Agreement shall control and prevail as among the Secured Parties, and the Secured Debt Documents shall control and prevail as to the Company and Subsidiaries.

                  4.5      SUCCESSORS AND ASSIGNS; REPLACEMENT OF CERTAIN LOANS.

                           (a)      This Agreement shall be binding upon and
inure to the benefit of the Secured Parties and their respective successors and assigns. Supplementing the foregoing, but not in limitation thereof, any Person who shall hereafter be or become the holder of the Preferred Stock shall be bound by the limitations on payment of dividends or other distributions on account of the Preferred Stock (including, without limitation, in respect of the redemption and repurchase obligations thereunder) provided for in this Agreement.

                           (b)      If any Person or Persons shall provide a
replacement for the Revolving Loan Commitments (as such amount may be increased pursuant to SECTION 2.9(a) of this Agreement), on terms and conditions no less favorable, taken as a whole, to the Company than those for the Revolving Loan set forth in the DK Loan Documents on the date of replacement, then, provided that such Person or Persons shall have executed an agreement acknowledging this Agreement and agreeing to be bound by and to enjoy the benefits of the terms and conditions hereof in the same manner as the DK Lender Group is bound hereby and enjoys the benefits hereof from and after the effective date of such replacement agreement, this Agreement shall be binding upon and inure to the benefit of such Person or Persons and its or their respective successors and assigns.

                           (c)      If any Person or Persons shall provide a
replacement for the facilities provided for in the Secured Agreement Documents, on terms and conditions no less favorable, taken as a whole, to the Company and its Subsidiaries than those for the Senior Note Documents on the date of replacement, and subordinated to the DK Lender Group and the Anglo American Lender Group on at least as favorable a basis as the Secured Agreement Obligations, then, provided that such Person or Persons shall have executed an agreement acknowledging this Agreement and agreeing to be bound by and to enjoy the benefits of the terms and conditions hereof in the same manner as the Secured Agreement Obligee Group is bound hereby and enjoys the benefits hereof, this Agreement shall be binding upon and inure to the benefit of such Person or Persons and its or their respective successors and assigns.

                           (d)      If any Person or Persons shall provide a
replacement for the facilities provided for in the Anglo American Loan Documents, on terms and conditions no less favorable, taken as a whole, to the Company and its Subsidiaries than those for the Anglo American Loan Documents on the date of replacement, and subordinated to the DK Lender Group on at least as favorable a basis as the Anglo American Loan Obligations, then, provided that such Person or Persons shall have executed an agreement acknowledging this Agreement and agreeing to be bound by and to enjoy the benefits of the terms and conditions hereof in the same manner as the Anglo American Lender Group is bound hereby and enjoys the benefits hereof, this Agreement shall be binding upon and inure to the benefit of such Person or Persons and its or their respective successors and assigns.

                  4.6 AMENDMENTS, WAIVERS, RELEASES, ETC. This Agreement shall not be amended or otherwise modified without the written consent of the affected Secured Parties; PROVIDED, HOWEVER, no provision of SECTION 3 hereof shall be amended without the written consent of the Collateral Agent. The consent of the Company and Subsidiaries shall not be required in respect of any amendment, modification, waiver, discharge or termination of any provision of this Agreement, except SECTION 3.5 to the extent applicable to the Company and Subsidiaries.

                  4.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  4.8 COUNTERPARTS. This Agreement may be executed by one or more of the initial parties to this Agreement in any number of separate counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Counterparts may be delivered by facsimile, provided that any party delivering a counterpart in such manner promptly thereafter shall deliver an original manually executed counterpart.

                  4.9 GOVERNING LAW. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with the law of the State of New York applicable to contracts made and to be performed in the State of New York.

                  4.10 SECURED PARTIES RIGHTS AS AGAINST THIRD PARTIES. Nothing contained in this Agreement is intended to affect or limit, in any way whatsoever, the Liens that each of the parties hereto has in the assets of the Company and Subsidiaries insofar as the rights of the Company and Subsidiaries and third parties are involved. The Secured Parties specifically reserve their respective rights, Liens, and rights to assert Liens as against the Company and Subsidiaries and any third parties.

                  4.11 ENTIRE AGREEMENT. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written with respect thereto.

                  4.12 CONSTRUCTION OF AGREEMENT. The parties hereto hereby acknowledge that the wording of this Agreement reflects substantial negotiation among the parties and that all parties participated in the drafting of this Agreement. Consequently, the parties hereto hereby agree that the rule of CONTRA PROFERENTUM shall not be applied in the construction of this Agreement.

                  4.13     RESOLUTION OF CONFLICTING RIGHTS AND REMEDIES.

                           (a)      Prior to the time, if any, that the DK Loan
Obligations have been paid in full, to the extent that the Secured Debt Documents, as they pertain to the Collateral, may provide conflicting rights and remedies to the DK Lender Group, the Anglo American Lender Group, and the Secured Agreement Obligee Group, or may purport to empower each to make decisions or give directions or instructions to the Collateral Agent, the rights and remedies of the DK Lender Group shall be paramount to, and shall take precedence over, those of the Anglo American Lender Group and/or the Secured Agreement Obligee Group, and the Collateral Agent may rely on directions or instructions of the DK Representative with respect to the Collateral and disregard conflicting instructions or directions from the Anglo American Representative or the Secured Agreement Obligee Representative with respect to the Collateral.

                           (b)      At and after the time, if any, that the DK
Loan Obligations have been paid in full, to the extent that the Secured Debt Documents, as they pertain to the Collateral, may provide conflicting rights and remedies to the Anglo American Lender Group and the Secured Agreement Obligee Group, or may purport to empower each to make decisions or give directions or instructions to the Collateral Agent, the rights and remedies of the Anglo American Lender Group shall be paramount to, and shall take precedence over, those of the Secured Agreement Obligee Group, and the Collateral Agent may rely on directions or instructions of the Anglo American Representative with respect to the Collateral and disregard conflicting instructions or directions from the Secured Agreement Obligee Representative with respect to the Collateral.

                  4.14 COVENANTS OF THE SECURED AGREEMENT OBLIGEES. As a material inducement to the entering into of this Agreement by the DK Lenders and the Anglo American Lenders, the Secured Agreement Obligees hereby covenant and agree that until the DK Loan Obligations and the Anglo American Loan Obligations shall have been paid in full, neither the Secured Agreement Obligees nor any of its or their directors, employees or designees serving as directors on the Board of Directors of the Company from time to time, shall vote for or approve (by Board resolution or action at a duly convened Board meeting) the declaration or payment of any dividends on, or cause the Company to make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of all or any portion of the Preferred Stock or, to the extent it may do so consistent with its fiduciary duties, the Series B Cumulative Redeemable Convertible Preferred Stock of the Company (the "Series B Stock") or for the making of any other distributions in respect thereof, whether in cash or property (other than distributions or dividends in the form of common stock or preferred stock if all of the criteria in clauses (A) through (E) of Section 2.16(c) are satisfied) (any such payment or dividend being hereinafter referred to as a "Dividend") or in obligations of the Company, any Subsidiary or any SP Entities.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   The DK Lenders:

                                   M.H. DAVIDSON & CO., LLC, as Agent


                                   By:
                                       -----------------------------------------
                                         Name:  Thomas L. Kempner, Jr.
                                         Title: Managing Member


                                   The Anglo American Lenders:

                                   ANGLO AMERICAN FINANCIAL


                                   By:
                                       -----------------------------------------
                                         Name:
                                         Title:

                  and

                                   GENERAL MOTORS EMPLOYEES GLOBAL
                                   GROUP PENSION TRUST

                                   By: Magten Asset Management Corp., as
                                             attorney-in-fact

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:  Managing Director

                               The Secured Agreement Obligees:

                               AP-AGC, LLC, a Delaware limited liability company


                               By:
                                  -----------------------------------------
                                  Name:   Ricardo Koenigsberger
                                  Title:  Vice President of Kronus
                                          Property, Inc., the Manager
                                          of AP-AGC, LLC

                               The Collateral Agent:

                               M.H. DAVIDSON & CO., LLC

                               By:
                                  -----------------------------------------
                                  Name:  Thomas L. Kempner, Jr.
                                  Title: Managing Member

               ACKNOWLEDGMENT BY THE COMPANY AND ITS SUBSIDIARIES

                  Each of the Company and the undersigned Subsidiaries of the Company hereby acknowledges the foregoing Intercreditor Agreement, and agrees, jointly and severally, to be bound by the terms, conditions, and provisions thereof (including without limitation SECTION 3.5 thereof) applicable to it. Each of the Company and the undersigned Subsidiaries of the Company agrees that each Secured Party holding Collateral may serve as bailee for any other Secured Party and each Secured Party is hereby authorized to turn such Collateral over to such other Secured Party. The Company further agrees on its own behalf and on behalf of its Subsidiaries, that the Intercreditor Agreement is solely for the benefit of the Secured Parties and their successors or assigns and shall not give the Company, its successors and assigns, or the Company's Subsidiaries or their successors or assigns, or any other person, any rights vis-a-vis any Secured Party. The Company hereby consents to the resignation of The Bank of New York as the SP Sub Collateral Agent (as defined in the Old Intercreditor Agreement) and the appointment of M.H. Davidson & Co., LLC, as the Collateral Agent, and waives any notice requirements that otherwise might or would be applicable in connection with such resignation and succession.

                  The Company and all of the undersigned Subsidiaries hereby agree that on or after a Determination Event, any and all payments on any Obligations and/or any Guarantees thereof to the DK Lenders, the Anglo American Lenders, or the Secured Agreement Obligees (other than payments on Obligations and/or Guarantees thereof that are identifiable proceeds of Collateral) shall be made strictly in accordance with the priorities set forth in SECTION 2.16; and, if any of the DK Lenders, the Anglo American Lenders, or the Secured Agreement Obligees receives any payment on an Obligation and/or a Guarantee thereof that is required to be remitted or transferred to the Collateral Agent for distribution to other Secured Parties pursuant to SECTION 2.7 of the foregoing Intercreditor Agreement, then the amount of the Obligations held by the Secured Party receiving such payment from the Company or any Subsidiary shall be deemed reduced only by the amount of payment on such Obligation and/or Guarantee thereof retained by such Secured Party and the Obligations of the other Secured Parties receiving distributions from the Collateral Agent pursuant to SECTION
2.7 shall be deemed reduced by the amount of any such distribution.

                  The Company expressly acknowledges that it may not pay any Dividend (as defined in Section 4.14 of the foregoing Intercreditor Agreement) or other distributions on account of the Preferred Stock or the Series B Stock (including, without limitation, in respect of the redemption and repurchase obligations thereunder) to the holders of the Preferred Stock or the Series B Stock pursuant to the terms of the DK Loan Documents and the Anglo American Loan Documents; PROVIDED, HOWEVER, that the Company may pay "payment in kind" dividends or common stock dividends to the holders of the Preferred Stock and Series B Stock, if all of the criteria set forth in clauses (A) through (E) of
Section 2.16(c) of the foregoing Intercreditor Agreement are satisfied.

                               THE COMPANY:

                               ATLANTIC GULF COMMUNITIES CORPORATION, a
                               Delaware corporation


                               By:
                                  -----------------------------------------
                                     Name:  John H. Fischer
                                     Title: Vice President

                               SUBSIDIARIES:

                               AG TITLE CORPORATION, a Florida corporation
                               ATLANTIC GULF COMMERCIAL REALTY, INC., a
                                   Florida corporation
                               ATLANTIC GULF COMMUNITIES MANAGEMENT
                                   CORPORATION, a Florida corporation
                               ATLANTIC GULF COMMUNITIES SERVICE
                                   CORPORATION, a Florida corporation
                               AGC HOMES, INC., a Florida corporation
                               ATLANTIC GULF DEVELOPMENT, INC.,
                                   a Florida corporation
                               ATLANTIC GULF REALTY, INC., a Florida
                                   corporation
                               COMMUNITY TITLE AGENCY, INCORPORATED,
                                   a Florida corporation
                               CUMBERLAND COVE, INC., a Tennessee corporation

                               ENVIRONMENTAL QUALITY LABORATORY,
                                   INCORPORATED, a Florida corporation
                               FIVE STAR HOMES, INC., a Florida corporation
                               ATLANTIC GULF C.C. CORP., f/k/a/ C.C. VILLAGE
                                   DEVELOPMENT CORPORATION, a Florida
                                   corporation
                               GDV FINANCIAL CORPORATION, a Florida
                                   corporation
                               GENERAL DEVELOPMENT ACCEPTANCE
                               CORPORATION, a Delaware corporation
                               GENERAL DEVELOPMENT AIR SERVICE, INC.,
                                   a Florida corporation
                               GENERAL DEVELOPMENT COMMERCIAL CREDIT
                                   CORPORATION, a Florida corporation
                               ATLANTIC GULF ENGINEERING COMPANY,
                                   a Florida corporation
                               GENERAL DEVELOPMENT HEADQUARTERS
                                   CORPORATION, a Florida corporation
                               GENERAL DEVELOPMENT RESORTS, INC.,
                                   a Florida corporation
                               GENERAL DEVELOPMENT SALES CORPORATION,
                                   a Florida corporation
                               GENERAL DEVELOPMENT SERVICE
                                   CORPORATION, a Florida corporation
                               GENERAL DEVELOPMENT UTILITIES, INC.,
                                   a Florida corporation
                               LAKESIDE DEVELOPMENT OF ORLANDO, INC.,
                                   a Florida corporation
                               LONGWOOD UTILITIES, INC., a Florida corporation REGENCY ISLAND DUNES, INC., a Florida corporation
                               TOWN & COUNTRY II, INC., a Florida corporation FRC INVESTMENTS, INC., a Florida corporation XYZ INSURANCE, INC., a Florida corporation
                               AGC CL LIMITED PARTNER, INC., a Florida
                                    corporation
                               AGC SANCTUARY CORPORATION, a Florida
                                    corporation
                               AG SANCTUARY OF ORLANDO, INC., a Florida
                                    corporation
                               ATLANTIC GULF RECEIVABLES CORPORATION,
                                    a Florida corporation

                               ATLANTIC GULF OF TAMPA, INC., a Florida
                                   corporation
                               ATLANTIC GULF UTILITIES, INC., a Florida
                                   corporation
                               EQL ENVIRONMENTAL SERVICES, INC., a Florida
                                   corporation
                               HUNTER TRACE DEVELOPMENT CORPORATION,
                                   a Florida corporation
                               OCEAN GROVE,INC., a Florida corporation
                               PANTHER CREEK CORP., a North Carolina
                                   corporation
                               SABAL TRACE DEVELOPMENT CORPORATION,
                                   a Florida corporation
                               SUNSET LAKES DEVELOPMENT CORPORATION,
                                   a Florida corporation
                               WEST BAY CLUB DEVELOPMENT CORPORATION,
                                   f/k/a ESTERO POINTE DEVELOPMENT
                                   CORPORATION, a Florida corporation
                               WINDSOR PALMS CORPORATION, a Florida
                                   corporation
                               FOX CREEK DEVELOPMENT CORPORATION,
                                   a Florida corporation
                               MAPLEWOOD DEVELOPMENT CORPORATION,
                                   a Florida corporation
                               SUMMERCHASE DEVELOPMENT CORPORATION, a
                                   Florida corporation
                               AGC-SP, INC., a Delaware corporation
                               WATERFORD-ORLANDO, INC.,
                                   f/k/a AGC-SP1, INC., a Florida corporation
                               LAS OLAS TOWER AT RIVER WALK, INC.,
                                   f/k/a AGC-SP2, INC., a Florida corporation
                               WEST FRISCO DEVELOPMENT CORPORATION,
                                   f/k/a AGC-SP3, INC., a Florida
                                   corporation
                               AGC-SP4, INC., a Florida corporation
                               AGC-SP5, INC., a Florida corporation
                               AG-NTC, INC., a Florida corporation
                               WEST BAY HOLDING CORPORATION, a Florida
                                   corporation
                               WEST BAY REALTY, INC., a Florida corporation
                               ASPEN SPRINGS RANCH HOLDING COMPANY f/k/a
                                   A.G. ASSISTED LIVING, INC., a Florida
                                   corporation

                               ASPEN SPRINGS RANCH, INC., a Colorado
                                   corporation
                               ASPEN SPRINGS RANCH ACQUISITION
                                   CORPORATION, a Colorado corporation
                               ATLANTIC GULF ASIA HOLDINGS, N.V., a company
                                   organized under the laws of
                                   Netherland Antilles
                               ATLANTIC GULF WATER'S EDGE, INC., a Florida
                                   corporation
                               ATLANTIC GULFSHORE NATURES COVE, INC.,
                                   a Florida corporation
                               GRAND OAKS DEVELOPMENT CORPORATION,
                                   a Florida corporation

                               By:
                                  -----------------------------------------
                                  Name:  John H. Fischer
                                  Title: Vice President

                     ACKNOWLEDGMENT BY THE BANK OF NEW YORK

                  The Bank of New York hereby acknowledges and consents to the execution, delivery, and performance of the foregoing Intercreditor Agreement, confirms its resignation as the SP Sub Collateral Agent, and confirms its ongoing agreement to do such acts and things in connection with the transition of the Collateral Agent function to M.H. Davidson & Co., LLC as are or may be required by the Old Intercreditor Agreement.


                                                     THE BANK OF NEW YORK, by
                                                     The Bank of New York Trust
                                                     Company of Florida, N.A.,
                                                     as its agent


                                                 By:
                                                    -------------------------
                                                    Name:
                                                    Title:

                                   SCHEDULE 1

                              EXCLUDED SUBSIDIARIES


              Name                                          Jurisdiction of
                                                            Incorporation
--------------------------------------------------------------------------------

Atlantic Gulf Development, Inc.                                 Florida
Atlantic Gulf C.C. Corp., f/k/a
   C.C. Village Development Corporation                         Florida
Community Title Agency, Incorporated                            Florida
FRC Investments, Inc.                                           Florida
GDV Financial Corporation                                       Florida
General Development Acceptance Corporation                      Delaware
General Development Air Service, Inc.                           Florida
General Development Commercial Credit
   Corporation                                                  Florida
General Development Headquarters
   Corporation                                                  Florida
General Development Sales Corporation                           Florida
Atlantic Gulf Engineering Company                               Florida
XYZ Insurance, Inc.                                             Florida
Fox Creek Development Corporation                               Florida
General Development Service Corporation                         Florida
Longwood Utilities, Inc.                                        Florida
Maplewood Development Corporation                               Florida
Summerchase Development Corporation                             Florida

                                       1-1

                                   SCHEDULE 2

                            UNRESTRICTED SUBSIDIARIES

                                      None

                                       2-1

                                   SCHEDULE 3

                              ADDRESSES FOR NOTICES

The DK Lenders:

DK Acquisition Partners, L.P.
885 Third Avenue, Suite 3300
New York, NY 10022
Attn: Daniel Zwirn

With a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Attn: Mitchell S. Fishman, Esq.

With a copy to:

Annis, Mitchell, Cockey, Edwards & Roehn, P.A.
One Tampa City Center, Suite 2100
Tampa, Florida 33602
Attn:  Stephen Szabo, Esq.

The Anglo American Lenders:

Anglo American Financial
675 Berkmar Court
Charlottesville, Virginia  22901
Attn:  Mr. Robin Rodriguez

With a copy to:

Salans Hertzfeld Heilbronn Christy & Viener
620 Fifth Avenue
New York, New York 10020
Attn:  William Mills, Esq.

and

General Motors Employees Global Group Pension Trust
c/o Magten Asset Management Corp.
35 East 21st Street - 5th Floor

                                       3-1

New York, New York 10010

with a copy to:

Richards Spears Kibbe & Orbe
One Chase Manhattan Plaza
New York, New York 10005-1413
Attn:  Jonathan Kibbe, Esq.

The Secured Agreement Obligees:

AP-AGC, LLC
c/o Apollo Real Estate Advisors II, L.P.
Two Manhattanville Road
Purchase, New York 10577
Attn:  Ron Solotruck

With a copy to:

Apollo Real Estate Advisors II, L.P.
1301 Avenue of the Americas
New York, New York  10019
Attn:  Rick Koenigsberger

With a copy to:

Wachtel, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attn:  Philip Mindlin, Esq.

The Collateral Agent:

M.H. Davidson & Co., LLC
885 Third Avenue, Suite 3300
New York, NY 10022
Attn: Daniel Zwirn

With a copy to:

Paul Weiss Rifkind Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064
Attn: Mitchell S. Fishman

                                       3-2

With a copy to:

Annis, Mitchell, Cockey, Edwards & Roehn, P.A.
One Tampa City Center, Suite 2100
Tampa, Florida 33602
Attn:  Stephen Szabo, Esq.

The Company and its Subsidiaries:

Atlantic Gulf Communities Corporation
2601 South Bayshore Drive
Miami, Florida  33133-5461
Attn:  Chief Financial Officer

With a copy to:

Brownstein Hyatt Farber & Strickland
410 17th St., Suite 2200
Denver, Colorado 80202-4468
Attn:  John Ruppert, Esq.

                                       3-3